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                                                                   Exhibit 10.14

                             STANDARD OFFICE LEASE

     THIS LEASE ("Lease") is made and entered into as of this third (3rd) day of December, 2001 ("Effective Date") by and between DELL ASSOCIATES II-A, a California general partnership ("Landlord"), and NETGEAR, INC., a Delaware corporation ("Tenant").

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, for the term and upon the terms and conditions set forth below, that certain premises ("Premises") commonly referred to as Suite 100, consisting of approximately thirty-two thousand three hundred twenty-two (32,322) rentable square feet, on the first (1st) floor of that certain building ("Building") located at 4500 Great America Parkway, Santa Clara, California. The Premises is more particularly illustrated on the floor plan attached hereto as Exhibit "A" and incorporated herein by reference. The Premises is part of a larger project consisting of the Building (including all common areas therein), the parcel of land upon which the Building is situated ("Land") (including all common areas thereon), the surface parking, landscaping, and other improvements located on the Land (collectively, the "Project").

     Landlord and Tenant hereby agree as follows:

                                   ARTICLE 1
                             BASIC LEASE PROVISIONS

     1.1  Intentionally Omitted.

     1.2  Term.

          (a)  Commencement Date: January 1, 2002

          (b) Expiration Date: December 31, 2004 (subject to extension pursuant to the terms and conditions set forth in Article 34.1 below)

     1.3 Rentable Square Footage: Approximately Thirty-two Thousand Three Hundred Twenty-two (32,322).

     1.4  Basic Rental:

                              Base                Monthly
          Lease Month         Annual Rent*        Installments

          1-36                $387,864.00         $32,322.00

     *The preceding to the contrary notwithstanding, the monthly Basic Rental for the twelfth (12th), twenty-fifth (25th) and thirty-sixth (36th) months of the Lease Term shall be abated as provided in Article 3.1 below.


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     1.5  Tenant's Proportionate Share: Forty-three percent (43%), representing a fraction the numerator of which is the rentable square footage in the Premises and the denominator of which is the rentable square footage in the Building.

     1.6 Security Deposit: Ninety-six Thousand Nine Hundred Ninety-nine Dollars ($96,999), subject to Article 4 below.

     1.7 Permitted Use: General office, research and development, engineering, light manufacturing and storage of Tenant's product, subject to Article 7 hereof.

     1.8  Brokers: None

     1.9  Parking Spaces: One Hundred Sixteen (116) unreserved, subject to
Article 23 hereof.

                                   ARTICLE 2

                                      TERM

     2.1 Lease Term. The term of this Lease ("Lease Term") shall be for a period of three (3) years ("Lease Term") and shall commence (the "Commencement Date") on the date set forth in Article 1.2(a) of the Basic Lease Provisions and shall end (unless earlier terminated or extended) on the expiration date set forth in Article 1.2(b) of the Basic Lease Provisions. Tenant hereby acknowledges that Tenant is currently in possession and occupancy of the Premises pursuant to that certain Sublease ("Sublease"), dated August 30, 2000, entered into by and between Tenant, as subtenant, and Nortel Networks, NA, Inc., as sublandlord. The lease pursuant to which Nortel Networks, NA, Inc. currently leases the Premises from Landlord shall hereinafter sometimes be referred to as the "Nortel Lease." Tenants shall continue in possession and occupancy of the Premises upon termination of the Sublease and hereby acknowledges that the Premises shall be accepted by Tenant on the Commencement Date in "as-is" condition. Promptly following Landlord's receipt of a roof report to be prepared by Davco Roofing, Landlord shall deliver the same to Tenant.

     2.2 Measurement of Premises. The parties hereto acknowledge that the Rentable Square Footage of the Premises is an approximation and that the same has been used to determine the Basic Rental, Tenant's Proportionate Share, the number of non-exclusive parking spaces allocated to Tenant's use, and the cash Security Deposit referred to herein. The Rentable Square Footage referred to in
Article 1.3 of the Basic Lease Terms shall be binding on Landlord and Tenant even if either such party determines that the Rentable Square Footage of the Premises is actually more or less than that set forth in Article 1.3.

                                   ARTICLE 3
                                     RENTAL

     3.1 Basic Rental. Tenant agrees to pay to Landlord during the term hereof, at Landlord's office located at 1690 Dell Avenue, Campbell, CA 95008 or to such other person or at such other place as directed from time to time by written notice to Tenant from Landlord, the monthly and annual sums as set forth in Article 1.4 of the Basic Lease Provisions, payable in advance on the first day of each calendar month, without demand, setoff or deduction, and in the

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event the expiration of this Lease occurs other than on the first day or last day of a calendar month, the rent for such month shall be prorated. Notwithstanding the foregoing, Tenant shall pay to Landlord concurrently with the execution of this Lease the monthly installment of Basic Rental due for the first (1st) month of the Lease Term.

     The payment of monthly Basic Rental for the twelfth (12th), twenty-fourth
(24th), and thirty-sixth (36th) months of the Lease Term shall be abated or excused, except that such abatement or excuse shall not apply to any portion of the twelfth (12th), twenty-fourth (24th) or thirty-sixth (36th) months of the Lease Term, as the case may be, during which an Event of Default exists.

     3.2 Payment of Direct Costs. During each calendar year of the Lease Term, Tenant shall pay to Landlord as Additional Rent (as defined below) Tenant's Proportionate Share (as provided in Article 1.5 of the Basic Lease Provisions) of any and all of the following amounts incurred by Landlord: (i) "Tax Costs" (as hereinafter defined), (ii) "Operating Costs" (as hereinafter defined), or
(iii) "Insurance Costs" (as hereinafter defined). In the event either the Premises and/or the Project is expanded or reduced, then Tenant's Proportionate Share shall be appropriately adjusted, and as to the calendar year in which such change occurs, Tenant's Proportionate Share for such year shall be determined on the basis of the number of days during that particular calendar year that each such Tenant's Proportionate Share was in effect. In the event this Lease shall terminate on any date other than the last day of a calendar year, Tenant's Proportionate Share of Tax Costs, Operating Costs and Insurance Costs for such calendar year in which this Lease terminates shall be prorated on the basis of the relationship which the number of days which have elapsed from the commencement of said calendar year to and including said date on which this Lease terminates bears to three hundred sixty (360). Any and all amounts due and payable by Tenant pursuant to this Article 3 shall be deemed "Additional Rent" (as defined in Article 30.13 hereof) and Landlord shall be entitled to exercise the same rights and remedies upon default in these payments as Landlord may exercise upon non-payment of Basic Rental.

     3.3 Definitions. As used herein, the following the terms shall have the following meanings:

          (a) "Tax Costs" shall mean any and all real estate taxes and other similar charges on real property or improvements, assessments, water and sewer charges, and all other charges assessed or levied upon the Project and appurtenances thereto and the parking or other facilities thereof, or the real property thereunder or attributable thereto or on the rents, issues, profits or income received or derived therefrom which are assessed or levied by the United States, the State of California or any local government authority or agency or any political subdivision thereof, and shall include Landlord's reasonable legal fees, costs and disbursements incurred in connection with proceedings for reduction of Tax Costs or any part thereof (provided that such legal fees, costs and disbursements shall not exceed the reduction in Tax Costs achieved in connection with any such proceeding); provided, however, if at any time after the date of this Lease the methods of taxation now prevailing shall be altered so that in lieu of or as a supplement to or a substitute for the whole or any part of any Tax Costs, there shall be assessed or levied (a) a tax, assessment, levy, imposition or charge wholly or partially as a net income, capital or franchise levy or otherwise on the rents, issues, profits or income derived therefrom, or (b) a tax, assessment, levy (including but not limited to any municipal, state or federal levy),



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imposition or charge measured by or based in whole or in part upon the real property and imposed upon Landlord, (c) a license fee measured by the rent payable under this Lease, or (d) a tax, assessment, levy, imposition or charge imposed on or on account of Tenant's occupancy of the Premises or measured by the area of the Premises or Building or the number of parking spaces located on the Land, then all such taxes, assessments or levies or the part thereof so measured or based, shall be deemed to be included in the term "Tax Costs". Except as otherwise provided in the preceding sentence, "Tax Costs" shall not include estate, inheritance, transfer, gift, or franchise taxes of Landlord or the Federal or State net income tax imposed on Landlord's net income (as opposed to rents, receipts or income attributable to operations at the Building or Project). Tax Costs shall include increases in real property taxes arising from a "change in ownership" or new construction upon the Project.

          (b) "Operating Costs" shall mean actual, reasonable costs, expenses and amounts incurred by Landlord in connection with the maintenance, operation, replacement (to the extent not a capital expenditure) and repair of the Project, the equipment, the landscaped areas, parking area and other common areas and facilities of the Project, including, but not limited to, management fees (in an amount not to exceed five percent (5%) of Basic Rental and Direct Costs); the cost of all charges for electricity, gas, water and other utilities furnished to the Building and the common areas of the Project (subject to Article 11 hereof), including any taxes thereon; the cost of all building and cleaning supplies and materials; the reasonable cost of all charges for cleaning, maintenance, and service contracts and other services with independent contractors; and license, permit and inspection fees relating to the Project. In the event, during any calendar year, the Project is less than one hundred percent (100%) occupied at all times, the Operating Costs which vary based upon occupancy shall be reasonably and equitably adjusted to reflect the Operating Costs of the Project as though one hundred percent (100%) occupied at all times, and the increase or decrease in rent shall be based upon such Operating Costs as so adjusted.

          Operating Costs shall not include: (i) costs associated with the operation of the business of the entity which constitutes Landlord (as the same are distinguished from the costs of operation of the Project); (ii) marketing costs, leasing commissions or fees in lieu of commissions or other costs incurred in procuring or negotiating with other tenants of the Project (including attorneys' fees); (iii) costs arising from Landlord's charitable or political contributions (iv) costs, including attorneys' fees and costs of settlement, judgments and payments in lieu thereof, arising from claims, disputes or potential disputes with individual tenants; (v) any financing or refinancing costs; (vi) mortgage payments, debt service or ground rent on the Project; (vii) depreciation of the Project or any capital or replacement reserves; (viii) the cost of repairs, replacements and general maintenance (including repairs or replacements necessitated by condemnation, fire or other casualty) to the extent Landlord receives reimbursement for such costs in the same calendar year as incurred from insurance proceeds, warranties or third parties (provided, however, if any such reimbursement is not received in the calendar year when such expense was incurred, the reimbursement shall be applied to Operating Costs for the calendar year in which such reimbursement is received); (ix) bad debt loss, rent loss or reserves for bad debts or rent loss;
(x) the cost of renovating or otherwise improving space for individual tenants of the Project; (xi) charges for services rendered to other tenants of the Project that are not offered or available to Tenant or that are reimbursed directly to Landlord by such tenants; (xii) Excluded Maintenance (as defined in Article 9.3 hereof); (xiii) costs arising from

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any casualty or condemnation; or (xiv) costs of repairs, replacements and improvements which would be required to be capitalized under generally accepted accounting principles, including, without limitation, capital expenditures (i.e., expenditures required to be capitalized under generally accepted accounting principals) incurred (1) to effect economies of operation of the Premises, Building and/or the common areas of the Project (or improvements thereon), (2) for capital repairs and replacements incurred in connection with the operation and maintenance of the Premises, Building and/or common areas of the Project (or improvements thereon), and (3) to make alterations, additions or improvements to the Premises, Building and/or common areas of the Project (or improvements thereon) required by government regulations, laws, or ordinances. The preceding sentence notwithstanding, Tenant shall pay the cost of all capital improvements required by governmental regulations, laws or ordinances to the extent such capital improvements are related to or caused by (i) Tenant's specific manner of use or change in use of the Premises, (ii) Tenant's alterations, additions or improvements to the Premises, (iii) the negligence or willful misconduct of Tenant or any of its agents, employees, contractors or other representatives (subject to Article 14.4), or (iv) Tenant's application for any governmental permits, licenses or approvals.

         (c) "Insurance Costs" shall mean the cost of premiums for fire and extended coverage ("all risk" or "special form" insurance, including, without limitation, earthquake insurance and rental loss insurance if procured and maintained by Landlord at commercially reasonable rates and/or if required by Landlord's lender), commercial liability and all other insurance for the Premises, Building and/or common areas of the Project required to be carried by Landlord under the Lease or now or hereafter maintained by Landlord with respect to the Project.

         (d) "Direct Costs" as used herein shall mean the Tax Costs, Operating Costs, and Insurance Costs.

     3.4 Determination of Payment. Landlord shall, prior to the commencement of each calendar year, furnish to Tenant a written estimate showing in reasonable detail Landlord's reasonably estimated Direct Costs for the next following calendar year and the amount of Tenant's Proportionate Share of such Direct Costs appropriately prorated on a monthly basis for such calendar year. Thereafter, on each monthly rental payment date, Tenant shall pay to Landlord the monthly amount of Tenant's Proportionate Share of the estimated Direct Costs as shown in said written estimate. Landlord reserves the right to revise any estimate of Direct Costs if actual or reasonably projected Tax Costs, Operating Costs or Insurance Costs show an increase or decrease from any earlier estimate for the same calendar year. If Landlord delivers such revised estimate to Tenant at any time during the calendar year, Tenant shall commence payment of such estimated amount on the next monthly rental payment as shown in the revised estimate to Tenant at any time during the calendar year, Tenant shall commence payment of such estimate. Neither Landlord's failure to deliver nor the late delivery of such estimate shall constitute a default by Landlord hereunder or a waiver of Landlord's right to receive Tenant's Proportionate Share of the estimated Direct Costs and Tenant shall continue to pay on the basis of the most recent estimate until Landlord delivers a new estimate of Direct Costs to Tenant. Within one hundred eighty (180) calendar days following the close of each calendar year during the Lease Term, Landlord shall furnish to Tenant a written statement (the "Reconciliation") showing in reasonable detail Landlord's actual Direct Costs for the relevant calendar year, together with a full statement of any adjustments necessary to reconcile any sums paid (or credited) hereunder as

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Tenant's Proportionate Share of Direct Costs during such calendar year with those sums actually payable and due hereunder for such calendar year as set forth in the Reconciliation. If the Reconciliation shows that additional sums are due from Tenant hereunder, Tenant shall pay such sums to Landlord within thirty (30) days of receipt of the Reconciliation. If the Reconciliation shows that a credit is due Tenant, such credit shall be credited against the next sums becoming due from Tenant hereunder. Notwithstanding that the Lease Term has expired and Tenant has vacated the Premises, Tenant shall pay to Landlord any additional sums due Landlord and Landlord shall rebate to Tenant the amount of any credit due Tenant, as set forth in the Reconciliation for the calendar year in which the Lease Term expired, within thirty (30) days after the date of such Reconciliation.

     Notwithstanding anything to the contrary contained in this Lease, within sixty (60) days after receipt by Tenant of Landlord's Reconciliation statement for any prior calendar year during the Lease Term, Tenant or its authorized representative shall have the right to review Landlord's expense records during the business hours of Landlord at Landlord's office or, at Landlord's option, such other location as Landlord reasonably may specify, solely for the purpose of verifying the information contained in the Reconciliation statement. Except in the case of manifest error, unless Tenant asserts specific errors within sixty (60) days after receipt of the Reconciliation statement, the Reconciliation shall be deemed correct as between Landlord and Tenant and binding on such parties.

                                   ARTICLE 4
                                SECURITY DEPOSIT

     Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of Ninety-six Thousand Nine Hundred Ninety-nine Dollars ($96,999) in the form of a cashier's check or certified check payable to Landlord (the "Security Deposit"). Said sum shall be held by Landlord as a security deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Lease Term, including any extension or renewal of the Lease Term, if applicable. If Tenant defaults with respect to any provisions of this Lease, including but not limited to the provisions relating to the payment of Basic Rental, Tenant's Proportionate Share of Direct Costs, and/or any of the monetary sums due hereunder, Landlord may use, apply or retain all or any part of the cash Security Deposit for the payment of Basic Rental, Tenant's Proportionate Share of Direct Costs or any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default, including, but not limited to, any damages or deficiency in the re-letting of the demised Premises or other reentry by Landlord. Tenant waives any restriction on the uses to which the Security Deposit or any portion thereof may be put contained in California Civil Code Section 1950.7. If any portion of said Security Deposit is so used or applied, Tenant shall, within five (5) business days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount; Tenant's failure to do so shall be a material breach of or Event of Default under this Lease. Landlord shall not be deemed a trustee of the Security Deposit and Landlord shall not be required to keep the Security Deposit separate from its general funds. Tenant shall not be entitled to interest on such Security Deposit. If Tenant shall fully and faithfully comply with all the terms, covenants and conditions of this Lease, any part of the Security Deposit not used or


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retained by Landlord pursuant to the terms outlined above shall be returned to
Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within thirty (30) days following the expiration of the Lease Term and delivery of exclusive possession of the demised Premises to Landlord. In the event of termination of Landlord's interest in the Lease, Landlord may transfer said Security Deposit to Landlord's successor in interest whereupon Landlord shall be automatically released of all liability for return of such Security Deposit or the accounting therefore.


                                  ARTICLE 5
                                HOLDING OVER


     Should Tenant, with Landlord's written consent, hold over after termination of this Lease, Tenant shall become a tenant from month to month only upon each and all of the terms herein provided as may be applicable to a month to month tenancy and any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay in advance, monthly, a rental rate equal to one hundred fifty percent (150%) of the Basic Rental in effect for the last month of the Lease Term, in addition to, and not in lieu of, all other payments required to be made by Tenant hereunder including but not limited to Tenant's Proportionate Share of Direct Costs (collectively, the "Holdover Rate"). If Tenant holds over after termination of this Lease without the express written consent of Landlord, Tenant shall become a tenant at sufferance only. Tenant agrees that the reasonable value of the use of the Premises during any holding over without consent shall be the Holdover Rate (pro rated on a daily basis). Acceptance by Landlord of rent in accordance with the preceding sentence shall not constitute a hold over hereunder or result in a renewal of the Lease. If Tenant fails to surrender the Premises upon the expiration or termination of this Lease, Tenant shall indemnify, defend and hold Landlord harmless from all costs, losses, expenses or liabilities resulting therefrom, including without limitation, costs and attorney fees. The indemnity, defense and hold harmless obligations of Tenant set forth in this Article 5 shall survive the expiration or earlier termination of this Lease.


                                  ARTICLE 6
                              PERSONAL PROPERTY



     Tenant shall pay, prior to delinquency, all taxes assessed against or levied upon fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises. In the event any or all of Tenant's fixtures, furnishings, equipment and other personal property shall be assessed and taxed with property of Landlord, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property. Tenant shall pay directly to the party or entity entitled thereto all business license fees, gross receipts taxes and similar taxes and impositions which may from time to time be assessed against or levied upon Tenant, as and when the same become due and before delinquency. Notwithstanding anything to the contrary contained herein, any sums payable by Tenant under this Article 6 shall not be included in the computation of "Tax Costs."






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                                   ARTICLE 7
                                      USE

     Tenant shall use and occupy the Premises only for the Permitted Use set forth in Article 1.7 of the Basic Lease Provisions and shall not use or occupy the Premises or permit the same to be used or occupied for any other purpose without the prior written consent of Landlord, and Tenant agrees that it will use the Premises in such a manner so as not to unreasonably interfere with or infringe the rights of other tenants in the Project. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental regulations or requirements now in force or which may hereafter be in force relating to or affecting the use of the Premises or the Project or the conduct of Tenant's business in the Premises or the Project. Tenant shall, at its sole cost and expense, make any and all alterations, improvements or structural changes, that are required by laws, statutes, ordinances and governmental regulations or requirements as a result of Tenant's particular use or change in use of the Premises, Tenant's negligence or willful misconduct (subject to Article 14.4 hereof), any alterations, additions or improvements made by Tenant and/or any applications made by Tenant for governmental permits, licenses or approvals. Any other alterations, improvements or structural changes to the Premises or the Project that are required by laws, statutes, ordinances and governmental regulations or requirements, and not due to Tenant's particular use or change in use of the Premises, Tenant's negligence or willful misconduct, Tenant's alterations, additions or improvements, or any applications made by Tenant for governmental permits, licenses or approvals shall be made by Landlord, and the cost thereof, subject to Article 3.3(b), shall be an Operating Cost. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire and extended coverage insurance policy covering the Project and/or the property located therein and Tenant shall comply with all rules, orders, regulations and requirements of any organization which sets out generally accepted standards, requirements or recommendations commonly referred to by major fire insurance underwriters. Tenant shall promptly upon demand reimburse Landlord for any additional premium charges for such policy by reason of Tenant's failure to comply with the provisions of this Article 7.

                                   ARTICLE 8
                CONDITION OF PREMISES; INSTALLATION OF LIGHTING.

     8.1 Condition of Premises. Tenant acknowledges that Tenant is currently in possession and occupancy of the Premises under the Sublease. Tenant hereby agrees that the Premises shall be taken at the Commencement Date of the Term in "as is" condition. Tenant hereby agrees and warrants that it has inspected and is familiar with the condition of the Premises and the suitability of same for Tenant's purposes, and Tenant does hereby waive and disclaim any objection to, cause of action based upon, or claim that its obligations hereunder should be reduced or limited because of the condition of the Premises or the Project or the suitability of same for Tenant's purposes. Tenant acknowledges that Landlord has no obligation to alter or improve the Premises for Tenant's use or benefit or to make any contribution toward the cost of any tenant improvements desired to be made by Tenant, except that Landlord shall be obligated to make the Allowance (as defined in Article 8.2 below) available to Tenant (not earlier than the Commencement Date of the Lease) for Tenant's replacement of the lighting in the Premises as set forth in Article 8.2 below and/or for the construction or installation of an additional office(s) or computer flooring which Tenant may desire to construct or install in the

                                      -8-
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Premises. Tenant's right to construct or install such replacement lighting, additional office(s) and/or computer flooring shall be subject to the provisions of Article 8.2, Article 9.3 and Article 10. Tenant acknowledges that neither Landlord nor any agent nor any employee of Landlord has made any representations or warranty with respect to the Premises or the Project or with respect to the suitability of either for the conduct of Tenant's business. Tenant hereby waives and releases its right to make repairs at Landlord's expense pursuant to Sections 1932(1), 1941 and 1942 of the Civil Code of California or under any similar law, statute or ordinance now or hereafter in effect.

     8.2 Installation of Lighting. Subject to all of the terms and conditions of this Lease (including, without limitation, the applicable provisions of Articles 9 and 10 hereof); Tenant may, at Tenant's sole cost and expense, install lighting upgrades in the Premises ("Lighting"), which Lighting shall in no event overburden the Building Systems (as defined in Article 9.2 hereof). Tenant shall, at Tenant's sole cost and expense, prepare any plans and specifications required for the installation of the Lighting and deliver the same to Landlord for Landlord's prior written approval (which approval shall not be unreasonably withheld). If Tenant elects to undertake the Lighting upgrades pursuant to the terms hereof, Tenant shall construct and install the Lighting in such a manner as to minimize any disruption to other tenants' use of the Building. Landlord agrees to provide Tenant with a tenant improvement allowance (the "Allowance") in an amount equal to Fifty Thousand Dollars ($50,000) which may be used by Tenant to pay for certain costs that Tenant incurs in connection with the installation of the Lighting and/or construction or installation of an additional office(s) and/or computer flooring as referred to in Article 8.1 above. In no event shall Landlord be obligated to provide any portion of the Allowance to Tenant prior to the Commencement Date of the Lease. Landlord shall not be pay any portion of the Allowance if an Event of Default exists under this Lease. Tenant may request disbursements from the Allowance not more frequently than once a month. Tenant's request for disbursement of any portion of the Allowance shall be accompanied by (i) conditional lien releases in a statutory form or form otherwise reasonably acceptable to Landlord, from all persons and entities providing work or materials covered by such request, and (ii) invoices, vouchers, statements, affidavits and/or other documents in a form reasonably acceptable to Landlord which substantiate and justify the disbursement requested. Provided Landlord receives the documentation referred to in the immediately preceding sentence, and provided further that no Event of Default exists under this Lease, Landlord shall make such disbursement of the applicable portion of the Allowance within twenty (20) days following receipt of such written request for the same.

                                   ARTICLE 9
                            REPAIRS AND ALTERATIONS

     9.1 Tenant Repairs. Subject to Section 14.4 hereof, except for matters which are Landlord's responsibility under Article 9.2 hereof, Tenant shall keep the Premises in as good condition and repair as existed on the Effective Date (reasonable wear and tear and damage caused by casualty or condemnation excepted). Notwithstanding the foregoing, Tenant may alter the condition of the Premises by performing alterations, changes or additions to the Premises in accordance with the terms and conditions of this Lease (including, without limitation, Article 9.3 hereof) and with Landlord's consent to the extent required under Article 9.3 hereof, provided that, in such event, Tenant shall repair and maintain any such alterations, changes or additions in


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accordance with this Article 9.1. Tenant shall be responsible for the repair and maintenance, at Tenant's sole cost and expense, of the existing security system located in the Premises and any modifications or alterations of the same constructed or installed by Tenant or any of its agents, employees, contractors or representatives. All damage or injury to the Premises or the Project caused by the act or negligence of Tenant, its employees, agents or visitors, guests, invitees or licensees shall be promptly repaired by Tenant, at its sole cost and expense (subject to Article 14.4 hereof), to the reasonable satisfaction of Landlord. Landlord may make any such repairs which are Tenant's responsibility and not promptly made by Tenant and charge Tenant for the cost thereof, which cost shall be paid by Tenant with five (5) days from invoice from Landlord. Tenant waives all rights to make repairs at the expense of Landlord, or to deduct the cost thereof from the rent.

     9.2 Landlord Repairs. Landlord shall be responsible for performing all maintenance, repairs or replacements of:

          (i) The mechanical systems, including electrical (to the connection with the circuit breakers for the Premises), plumbing (to the point where the Building plumbing system outside the Premises ties into any plumbing located in the Premises), water (except any alterations or additions to such system made by Tenant), sanitary sewer, heating, ventilating and air conditioning, including chilled water (but not any supplemental heating, ventilating and air conditioning unit solely servicing the Premises), telephone (to the main point of entry for the Premises) and life safety systems (all such systems are hereafter referred to as "Building Systems"); provided, however, Landlord shall not be responsible for maintenance, repair or replacement of any alteration made to the Building Systems by Tenant without Landlord's consent;

          (ii) windows, window frames and all exterior and common area glass;

          (iii) the common areas of the Project, including without limitation, the parking area, landscaping, walkways, common entrances, corridors, windows, loading docks, stairways and similar facilities, provided that, in connection with any landscaping performed by Landlord pursuant to this Article 9.2, Landlord shall maintain a landscape maintenance contract providing for the watering, trimming, and repair or replacement of shrubbery, irrigation parts, exterior pest control, parking lot sweeping and exterior fire monitoring services;

          (iv) the roof membrane pursuant to a service contract with a licensed roofing contractor acceptable to Landlord in Landlord's sole discretion, which service contract shall provide for: (a) leak repairs; (b) at minimum, a semi-annual maintenance schedule; (c) drain and storm gutter cleaning; and (d) debris removal; and

          (v) the roof, structural components of the Building, foundation and support columns.

     If the need for any repairs, maintenance or replacement of any of the items set forth in this Article 9.2 arises as a result of the negligence or willful misconduct of Tenant, its employees, agents, or contractors, or visitors, guests, invitees or licensees, then, subject to

Article 14.4 hereof, Tenant shall pay Landlord the cost of such repair, maintenance or replacement within fifteen (15) days after receipt of Landlord's invoice therefore. Except for maintenance, repairs or replacement made necessary by the negligence or willful misconduct of Tenant, its employees, agents or contractors, or visitors, guests, invitees or licensees, as provided in this Article 9.2, and except as set forth in this Article 9.2 below or in the last paragraph of Article 3.3(b) above, all costs incurred by Landlord pursuant to this Article 9.2 shall be Operating Costs.

     Tenant shall have no obligation to perform or reimburse Landlord for (except as otherwise set forth in the immediately preceding paragraph of this Article 9.2), and Landlord shall be responsible at its sole cost for performing the following maintenance, repairs or replacements (collectively, "Excluded Maintenance"):

     (a) repairs and replacements of the structural components of the Building, foundation, footings, structural walls, roof structure (but not the roof or roof membrane), floor slab and support columns (except to the extent Landlord performs such repairs and/or replacements pursuant to Article 7 hereof, in which event, the cost of such repairs and replacements shall be an Operating Cost in accordance with Article 3.3(b) hereof);

     (b)  work performed by Landlord pursuant to Articles 16 and 18 hereof;

     (c) work to the extent arising out of the Landlord's or its Representative's negligence, willful misconduct, breach of this Lease, or violation of any law, rule, regulation, building code, ordinance or statute, CC&Rs, or fire underwriter's requirements existing as of the Commencement Date (for purposes of this Lease, "Representatives" shall mean the respective agents, employees, officers, directors, successors and assigns, contractors and invitees of Landlord and Tenant);

     (d) work with respect to the Premises or the Building required by applicable law, rule, regulation, building code, ordinance or statute to correct any violation existing as of the Commencement Date of law, rule, regulation, building code, ordinance or statute, conditions, covenants and restrictions, or fire underwriter's requirements;

     (e) work arising out of the presence of Hazardous Materials (as defined in Article 28.4 hereof) on or about the Premises or Project, which Hazardous Material were not introduced to the Premises by Tenant or its Representatives.

     9.3  Alterations.   Tenant shall make no alterations, changes or additions
in or to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld (except that, without in any way limiting the reasonable grounds upon which Landlord may withhold consent, it shall be deemed reasonable for Landlord to withhold consent to non-standard office alterations or alterations that are structural or adversely or permanently affect the Building Systems or exterior, or are visible from the exterior of the Premises), and then only by contractors or mechanics reasonably approved by Landlord and upon the reasonable approval by Landlord of fully detailed and dimensioned plans and specifications pertaining to the work in question, to be prepared and submitted by Tenant at its sole cost and expense. Notwithstanding the foregoing, Tenant shall have the right to make alterations to the Premises which are (i) nonstructural, (ii) do not adversely or permanently affect the Building Systems, and (iii) which do not exceed Twenty-five Thousand Dollars ($25,000) in any one (1) calendar year without the prior written approval of Landlord, provided that Tenant shall give Landlord at least ten (10) business days' prior written notice of the alteration or improvement, including fully detailed and dimensioned plans and specifications therefor, and subject to all of the other terms and conditions of this Article 9.3. Tenant shall at its sole cost and expense obtain all necessary approvals and permits pertaining to any work performed in the Premises. Tenant hereby indemnifies and agrees to defend and hold Landlord free and harmless from all liens and claims of lien, and all other liability, claims and demands arising out of any work done or material supplied to the Premises by or at the request of Tenant. If alterations, changes, or additions are made, they shall be made at Tenant's expense (subject to the Allowance referred to in Article 8.2 above) and Landlord may, by written notice to Tenant given at the time Landlord consents to such alteration, addition or improvement, or, with respect to alterations, additions or improvements that do not require Landlord's prior written approval, by written notice to Tenant given within thirty (30) days after the date that Tenant notifies Landlord of such alterations, require Tenant, at Tenant's expense, to promptly both remove any such alteration, change or addition and repair counters, railings and the like installed by Tenant, and to repair any damage to the Premises caused by such removal and restore the Premises to the condition that existed prior to such alteration in accordance with all applicable laws, statutes, building codes and regulations in effect as of the date of such restoration. The indemnity, defense and hold harmless obligations of Tenant set forth in this Article 9 shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 10
                                     LIENS

     Tenant shall keep the Premises, Building and Project free from any mechanics' liens, vendors liens or any other liens arising out of any work performed, materials furnished or obligations incurred by Tenant, and Tenant shall defend, indemnify and hold harmless Landlord from and against any such lien, claim, liability or action thereon, together with costs of suit and reasonable attorneys' fees incurred by Landlord in connection with any such lien, claim, liability or action. Before commencing any work of alteration, addition or improvement to the Premises, Tenant shall give Landlord at least ten
(10) business days' written notice of the proposed commencement of such work (to afford Landlord an opportunity to post appropriate notices of non-responsibility) and shall secure (or cause its contractor to secure), if requested by Landlord for work that is structural in nature, involves any Building Systems or the total cost of which exceeds Two Hundred Thousand Dollars ($200,000.00), at Tenant's own cost and expense, a completion and lien indemnity bond, reasonably satisfactory to Landlord, for said work. In the event that there shall be recorded against the Premises or the Building or the property of which the Premises is a part any claim or lien arising out of any such work performed, materials furnished or obligations incurred by Tenant and such claim or lien shall not be removed or discharged, or Tenant has not obtained and recorded a release bond which removes such lien from title, within ten (10) days of filing, Landlord shall have the right but not the obligation to pay and discharge said lien without regard to whether such lien shall be lawful or correct. If Landlord pays and discharges said lien, then Tenant shall reimburse Landlord for all costs and expenses incurred by Landlord in discharging such lien, including attorneys' fees, within ten (10) days after the date of receipt of Landlord's invoice therefor. The indemnity, defense and hold harmless obligations of Tenant set forth in this Article 10 shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 11
                                PROJECT SERVICES

     11.1 Utilities; Janitorial Service. Tenant shall pay for all water, gas, light, heat, power, electricity, telephone, trash pick-up, sewer charges, and all other services and utilities supplied to or consumed on the Premises, and all taxes and surcharges thereon. In the event that any service is not separately metered or billed to the Premises, the cost of such utility service or other service shall be an Operating Cost and Tenant shall pay Tenant's Proportionate Share of such cost to Landlord as provided in Article 3 hereof. Tenant shall, at its sole cost, provide or cause to be provided, its own janitorial services with respect to the Premises, including, without limitation, the restrooms contained within the Premises. In addition, the cost of any and all utilities and services furnished by Landlord to the common areas of the Project shall be an Operating Cost and Tenant shall pay Tenant's Proportionate Share of such cost to Landlord as provided in Article 3 hereof. If Tenant's use of any such utility or service is materially in excess of the average furnished to the other tenants of the Project or substantially in excess of Tenant's prior utility consumption while operating under the Sublease referred to in Article 2.1, and such utility or service is not separately metered, then Tenant shall pay to Landlord upon demand, as additional rent, the full cost of such excess use, or Landlord may cause such utility or service to be separately metered, in which case Tenant shall pay the full cost of such utility or service and reimburse Landlord upon demand for the cost of installing the separate meter. Tenant shall comply with all rules and regulations which Landlord may reasonably establish for the proper functioning and protection of the air conditioning, heating, elevator, electrical and plumbing systems. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of, the failure of any person or entity to furnish any of the foregoing services when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, governmental moratoriums, regulations or other governmental actions, or by any other cause, similar or dissimilar. In addition, Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of any such failure, and no eviction of Tenant shall be deemed to have resulted from such failure.

     11.2  Supplemental Equipment; Heat-Generating Machines.

     If any lights, machines or equipment (including but not limited to computers) are used by Tenant in the Premises which materially affect the temperature otherwise maintained by the air conditioning system, or generate substantially more heat in the Premises than would be generated by the building standard lights and usual fractional horsepower office equipment, Landlord shall have the right to install any machinery and equipment which Landlord reasonably deems necessary to restore temperature balance, including but not limited to modifications to the standard air conditioning equipment, and the cost thereof, including the cost of installation and any additional cost of operation and maintenance occasioned thereby, shall be paid by Tenant to Landlord upon demand by Landlord. Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing.

                                   ARTICLE 12
                               RIGHTS OF LANDLORD

     Landlord and its agents shall have the right, upon twenty-four (24) hours prior notice (except in case of emergency), to enter the Premises at all reasonable times for the purpose of performing any of Landlord's obligations under this Lease, examining or inspecting the same, serving or posting and keeping posted thereon notices as provided by law, or which Landlord deems necessary for the protection of Landlord or the Project, showing the same to prospective tenants (during the last six (6) months of the Lease Term) or purchasers of the Project, and for making such alterations, repairs, improvements or additions to the Premises or to the Project as Landlord may deem necessary or desirable. If Tenant shall not be personally present to open and permit an entry into the Premises at any time when such an entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key or, in the case of an emergency, may enter forcibly, without liability to Tenant except for any failure to exercise due care for Tenant's property, and without affecting this Lease. During any entry permitted by this
Article 12, Landlord shall use reasonable efforts to (i) minimize any material interference with Tenant's use of the Premises and (ii) comply with Tenant's reasonable security requirements.

                                   ARTICLE 13
                INDEMNITY, EXEMPTION OF LANDLORD FROM LIABILITY

     13.1 Indemnity. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work or thing which may be performed or introduced by Tenant or Tenant's Representatives in or about the Premises or arising out of the use thereof by Tenant or Tenant's Representatives and shall further indemnify, defend and hold Landlord harmless from and against any and all claims arising from any Event of Default under this Lease or arising from any negligence of Tenant or Tenant's Representatives and from any and all costs, attorney's fees, expenses and liabilities incurred in the defense of any claim or any action or proceeding brought thereon, including negotiations in connection therewith; provided, however, that the foregoing indemnity shall not apply to liability to the extent caused by Landlord's negligence, willful misconduct, breach of this Lease or violation of law ("Landlord's Liabilities"). Tenant hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord; provided, however, the foregoing waiver of claims shall not apply to any liability to the extent caused by Landlord's Liabilities. The indemnity, defense and hold harmless obligations of Tenant set forth in this Article 13 shall survive the expiration or earlier termination of this Lease.

     13.2 Exemption of Landlord from Liability. Landlord shall not be liable for injury to Tenant's business, or loss of income therefrom, or for damage that may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees, customers, agents, or contractors, or any other person in, on or about the Premises directly or indirectly caused by or resulting from fire, steam, electricity, gas, water, or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, light fixtures, or mechanical or electrical systems, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Building or from other sources or places and regardless of whether the cause of such damage or injury or the means or repairing the same is inaccessible to Tenant; provided, however, that the foregoing shall not constitute a waiver of claims to the extent arising out of Landlord's Liabilities; provided further that Landlord shall in no event be liable for injury to Tenant's business, or loss of income or profit therefrom. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant of the Project.

     Tenant acknowledges that Landlord's election to provide mechanical surveillance or to post security personnel in the Building is solely within Landlord's discretion; Landlord shall have no liability in connection with the decision whether or not to provide such services and Tenant hereby waives all claims based thereon. Except to the extent caused by Landlord's gross negligence or willful misconduct, Landlord shall not be liable for losses due to theft, vandalism, or like causes.

                                   ARTICLE 14
                                   INSURANCE

     14.1. Tenant's Insurance. Tenant, shall at all times during the Lease Term, and at its own cost and expense, procure and continue in force the following insurance coverage: (i) Commercial General Liability Insurance with a combined single limit for bodily injury and property damage of not less than Three Million Dollars ($3,000,000) per occurrence and Three Million Dollars ($3,000,000) in the annual aggregate, including products liability coverage if applicable, covering the use of the Premises and the performance of Tenant of the indemnity agreements set forth in Article 13 hereof and (ii) a policy of standard fire, extended coverage and special extended coverage insurance ("all risks" or "special form"), including a vandalism and malicious mischief endorsement and sprinkler leakage in an amount equal to the full replacement value of all fixtures, furniture, and leasehold improvements installed by or at the expense of Tenant.

     14.2 Form of Policies. The aforementioned minimum limits of policies shall in no event limit the liability of Tenant hereunder. Such insurance shall name Landlord, its property managers and lenders, as Landlord specifies in writing from time to time, as additional insureds with an appropriate endorsement to the policy(s) and shall be with companies having a rating of not less than A-VIII in Best's Insurance Guide. Tenant shall furnish to Landlord, from the insurance companies, or cause the insurance companies to furnish, certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty
(30) days prior written notice to Landlord by the insurer. All such policies shall be endorsed to agree that Tenant's policy is primary and that any insurance covered by Landlord is excess and not contributing with any insurance requirement hereunder. Tenant shall, at least thirty (30) days prior to the expiration of such policies, furnish Landlord with renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance or furnish Landlord with renewals or binders, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the cost thereof, which amount shall be payable by Tenant upon demand with interest from the date such sums are expended.

     Additionally, Tenant shall maintain Worker's Compensation insurance required by law and shall provide Landlord with evidence of coverage. Said evidence shall be in the form of a certificate of insurance and shall provide for Landlord to receive thirty (30) days notice of cancellation from the insurer.

     14.3 Landlord's Insurance. Landlord shall, at Landlord's expense, procure and maintain at all times during the Lease Term, a policy or policies of insurance covering loss or damage to the Building (including, without limitation, insurance on all plate or tempered glass in or enclosing the Premises) in the amount of the full replacement cost without deduction for depreciation thereof (exclusive of Tenant's trade fixtures, inventory, personal property and equipment), providing protection against all perils included within the classification of fire and extended coverage ("all risks" or "special form"), vandalism coverage and malicious mischief, sprinkler leakage, water damage, and special extended coverage on building. Additionally, Landlord may (but shall not be required to) carry: (i) Bodily Injury and Property Damage Liability Insurance and/or Excess Liability Coverage Insurance; (ii) Earthquake Insurance; and/or (iii) Flood Damage Insurance (if the Project is located in a flood plain) at its election or if required by its lender from time to time during the term hereof, in such amounts and with such limits as Landlord or its lender may deem appropriate. Landlord shall procure and at all times during the Lease Term shall maintain a policy of rental income insurance in an amount equal to at least twelve (12) monthly installments of Basic Rental. The costs of all insurance procured and maintained by Landlord pursuant to this Article 14.3 shall be included in Insurance Costs.

     14.4 Waiver of Subrogation. Notwithstanding anything to the contrary herein, the parties release each other and their respective Representatives from any claims for damage to the Premises, Building and/or Project and to the fixtures, personal property, improvements, and alterations of either Landlord or Tenant, in or on the Premises, Building or Project, that are caused by or result from risks insured against under any insurance policies carried by the parties (but only to the extent of the insurance proceeds actually payable under such applicable policies) and in force at the time of any such damage (or a risk which would be covered by insurance required to be carried by a party under the terms of this Lease). Any policy or policies of fire, extended or similar casualty insurance which either party obtains in connection with the Premises shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent any rights have been waived herein or otherwise by the insured prior to the occurrence of injury of loss.


     14.5 Compliance with Law. Tenant agrees that it will not, at any time, during the Lease Term, carry any stock of goods or do anything in or about the Premises that will in any way tend to increase the insurance rates upon the Building unless Tenant pays such increase. Tenant agrees to pay Landlord forthwith upon demand the amount of any increase in premiums for insurance against loss by fire that may be charged during the Lease Term on the amount of insurance to be carried by Landlord on the Building resulting from the foregoing, or from Tenant doing any act in or about said Premises that does so increase the insurance rates, whether or not Landlord shall have consented to such act on the part of Tenant. If Tenant installs upon the Premises any electrical equipment which constitutes an overload of electrical lines of the Premises, Tenant shall at its own expense make whatever changes are necessary to comply with requirements of the insurance underwriters and any governmental authority having jurisdiction thereover, but nothing herein contained shall be deemed to constitute Landlord's consent to such overloading. Tenant shall, at its own expense, comply with all customary requirements of the insurance authority having jurisdiction over the Project necessary for the maintenance of reasonable fire and extended coverage insurance for the Premises, including without limitation thereto, the installation of fire extinguishers or an automatic dry chemical extinguishing system.


                                   ARTICLE 15
                           ASSIGNMENT AND SUBLETTING

     Except as provided in Articles 15(f) and 15(g) hereof, Tenant shall not and have no power to, either voluntarily or by operation of law, sell, assign, transfer or hypothecate this Lease, or sublet the Premises or any part thereof, or permit the Premises or any part thereof to be occupied by anyone other than Tenant or Tenant's employees (collectively, a "Transfer") without the prior written consent of Landlord, which consent shall not be unreasonably withheld, subject to compliance with this Article 15. Tenant may transfer its interest pursuant to this Lease upon the following express conditions:

          (a) That the proposed transferee shall be subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld; provided, however, without limiting the generality of the foregoing, it shall be reasonable for Landlord to deny such consent if any of the following are applicable:

               (i) The use to be made of Premises by the proposed transferee would be prohibited by any other portion of this Lease (including but not limited to any Rules and Regulations then in effect);

               (ii) The business reputation or financial responsibility of the proposed transferee is not reasonably satisfactory to Landlord;

          (b) That Tenant shall give Landlord not less than fifteen (15) days prior written notice of any Transfer, which notice shall (i) specify the type of Transfer, (ii) the identity of the transferee, the nature of the transferee's business and the business to be operated in the Premises by the transferee,
(iii) a copy of the assignment, sublease or other Transfer document (which shall include an undertaking by the proposed assignee to assume, perform and be bound by (and in the case of a sublessee or other transferee, to be subject and subordinate to) all of the obligations of Tenant under this Lease with respect to the portion of the Premises transferred and which shall specify that such assignment or sublease is not effective until the conditions in this Article 15 have been satisfied), and (iv) current financial information for the proposed transferee, together with financial statements of the two (2) years prior to the date of the current financial statement (collectively, "Consent Request");

          (c) That Tenant shall pay Landlord a processing fee equal to Five Hundred Dollars ($500) and reasonable attorneys' fees incurred by Landlord in connection with the review of the request for consent to transfer, regardless of whether Landlord consents thereto;

          (d) That the proposed transferee shall execute an agreement pursuant to which it shall agree to perform faithfully and be bound by (in the case of an assignee) and subject and subordinate to (in the case of a sublessee or other transferee) all of the terms, covenants, conditions, provisions and agreements of this Lease;

                  (e) That an executed duplicate original of said assignment and assumption agreement or other Transfer shall be delivered to Landlord within five (5) days after the execution thereof. Such Transfer shall not be binding upon Landlord until the delivery thereof to Landlord and the execution and delivery of Landlord's consent thereto. It shall be a condition to Landlord's consent to any Transfer of part or all of Tenant's interest in the Premises that (i) Tenant shall be required to pay Landlord's reasonable attorneys' fees and other costs incurred in connection with the review and execution thereof; (ii) upon Landlord's consent to any Transfer, Tenant shall pay and continue to pay as Additional Rent to Landlord over the term of such Transfer fifty percent (50%) of any sums or other economic consideration generated by, or arising in any manner from, such Transfer (or any subsequent Transfer), whether denominated rentals, sub-rentals, consideration for improvements or otherwise which exceed (a) the amount of brokerage fees actually paid by Tenant in connection with the Transfer (amortized over the term of the Transfer); (b) all reasonable attorneys' fees incurred by Tenant with respect to the Transfer in question; (c) the cost of leasehold improvements or alterations constructed or installed by Tenant for the applicable assignee or sublessee in order to effect the Transfer; and (d) the sums which Tenant is obligated to pay Landlord under this Lease (prorated on a per square foot basis in the event such Transfer is a sublease of a portion of the Premises); (iii) any sublessee of part or all of Tenant's interest in the Premises shall agree that in the event Landlord gives such sublessee notice that Tenant an Event of Default has occurred under this Lease, such sublessee shall thereafter make all sublease or other payments directly to Landlord, which will be received by Landlord without any liability whether to honor the sublease or otherwise (except to credit such payments against sums due under this Lease), and any sublessee shall agree to attorn to Landlord or its successors and assigns at their request should this Lease be terminated for any reason, except that in no event shall Landlord or its successors or assigns be obligated to accept such attornment; (iv) any such Transfer shall be in form approved by Landlord and any consent in connection therewith shall be effected pursuant to a form supplied by Landlord and/or its legal counsel; (v) Landlord may require that an Event of Default not then exist hereunder in any respect; and (vi) Tenant or the proposed subtenant or assignee shall agree to pay Landlord, upon demand, as additional rent, a sum equal to the additional costs, if any, incurred by Landlord for maintenance and repair as a result of any change in the nature of occupancy caused by such subletting or assignment. If Landlord consents to a requested Transfer, Tenant hereby agrees that (i) it shall thereupon be deemed, automatically and irrevocably to have assigned to Landlord as additional security for the performance and observance of Tenant's obligations and covenants under this Lease, all rent or other sums received or to be received by Tenant in connection therewith and (ii) during the existence of an Event of Default, Landlord as assignee and as attorney-in-fact of Tenant, or a receiver for Tenant whether or not appointed on Landlord's application, may collect such rent or other sums and apply the same toward Tenant's obligations under this Lease. Such power of attorney is a right coupled with an interest and is irrevocable. Notwithstanding the foregoing, Tenant shall have the right to collect such rent and other sums unless and until the occurrence of an Event of Default hereunder. Tenant hereby agrees and acknowledges that the above conditions imposed upon the granting of Landlord's consent to any proposed Transfer by Tenant are reasonable. If Tenant notifies Landlord of its desire to assign this Lease or any interest herein or to sublet all or substantially all of the Premises (or if a proposed sublease which, when taken together with any other subleases then in effect under this Lease, would result in the subletting of all or substantially all of the Premises) for all or substantially all of the remaining Lease Term (provided that a Transfer that expires later than six

(6) months prior to the expiration of the Lease Term shall be deemed to be for substantially all of the remaining Lease Term), then in lieu of giving consent thereto, Landlord may, at Landlord's option, and within thirty (30) days after Tenant's Consent Request, elect to terminate this Lease as of the proposed effective date of such proposed assignment or subletting. Any sale, assignment, hypothecation, transfer or subletting of this Lease which is not in compliance with the provisions of this Article 15 shall be void and shall, at the option of Landlord, terminate this Lease. In no event shall the consent by Landlord to an assignment or subletting be construed as relieving Tenant, any assignee, or sublessee from obtaining the express written consent of Landlord to any further assignment or subletting or as releasing Tenant from any liability or obligation hereunder whether or not then accrued and Tenant shall continue to be fully and primarily liable therefor. No collection or acceptance of rent by Landlord from any person other than Tenant shall be deemed a waiver of any provision of this
Article 15 or the acceptance of any assignee or subtenant hereunder, or a release of Tenant (or of any successor of Tenant or any subtenant holding theretofore or thereafter accruing).

          (f) Notwithstanding anything contained in this Article 15, so long as no Event of Default then exists under this Lease, and Netgear, Inc., a Delaware corporation ("Netgear"), is the Tenant hereunder, and subject to the satisfaction of the conditions set forth in this Article 15(f), Tenant shall have the right to assign this Lease or sublet all or a portion of the Premises to an Affiliate of Netgear at any time, without the prior written consent of Landlord but otherwise subject to the terms and conditions of Article 15 (d) and 15(e) hereof (except that Tenant shall not be obligated to pay bonus rent to Landlord and Landlord shall not have any recapture right with respect to such assignment or subletting). Notwithstanding the foregoing, such assignment or sublease shall not be effective until Tenant has given Landlord all of the following at lease fifteen (15) days' prior to the effective date of such assignment or subletting: (i) written notice of such assignment or sublease,
(ii) the identity of the assignee or subtenant, (iii) an executed copy of the assignment or sublease (which shall include an undertaking by the assignee to assume, perform and be bound by (and in the case of a sublessee or other transferee to be subject and subordinate to) all of the obligations of Tenant under this Lease with respect to the portion of the Premises assigned or subleased), and (iv) such financial information with respect to the assignee or subtenant as Landlord may reasonably request. In no event shall such assignment or subletting release Netgear as Tenant from its primary liability under this Lease. As used herein, "Affiliate" shall mean any entity controlling, controlled by or under common control with Netgear and possessing a net worth at least equal to that of Netgear as of the Effective Date. The term "control" shall mean the ownership of fifty-one percent (51%) or more of the ownership and/or economic interest of an entity. Any additional assignment or subletting by Tenant's Affiliates shall be subject to all of the terms and conditions of this
Article 15.

          (g)  Notwithstanding anything to the contrary contained in this
Article 15, so long as no Event of Default then exists under this Lease, Tenant shall have the right to assign this Lease without Landlord's prior consent to any entity resulting from a merger or consolidation of Netgear with another entity or the acquisition by another entity of all or substantially all of the assets or stock of Netgear, provided: (i) such entity has a net worth immediately after such merger, consolidation or acquisition of at least equal to that of Netgear immediately prior to such merger, consolidation or acquisition and has financial resources sufficient to satisfy the obligations of Tenant under this Lease; (ii) Tenant gives Landlord at written notice of such transfer identifying the surviving entity of such merger or consolidation, or the entity acquiring all or substantially all of the assets or stock of Netgear, as applicable; (iii) Tenant provides Landlord with such financial information as Landlord may reasonably require to verify that the applicable assignee satisfies the net worth and financial resources requirements set forth herein; and (iv) in the case of any transfer of all or substantially all of the assets of Tenant to another entity, the transferee promptly executes and delivers to Landlord an assumption of all of Tenant's obligations under this Lease. Notwithstanding any assignment of the Lease pursuant to this Article 15(g), all of the terms of the Lease shall remain in full force and effect and Netgear shall not be released from its obligations and primary liability under this Lease.

                                   ARTICLE 16
                             DAMAGE OR DESTRUCTION

     Except as provided in Article 9, if the Building (or any portion thereof) is damaged by fire or other casualty, then Landlord shall cause Landlord's architect to provide to both Landlord and Tenant a written estimate of the time period required to repair and restore the damage to the Building (or applicable portion thereof) to the condition that existed prior to such damage or destruction without payment of overtime or other premiums ("Restoration Period"). If the Restoration Period is three hundred sixty-five (365) days or less from the date of the casualty, and there are sufficient insurance proceeds available to cover the cost of restoration or repair, then, except as otherwise expressly provided in this Article 16 below, Landlord shall diligently repair the damage by and at the expense of the Landlord. Until such repairs are completed rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business (but there shall be no abatement of rent by reason of any portion of the Premises being unusable for a period equal to one (1) day or less). If the estimation of the restoration period exceeds three hundred sixty-five (365) days or if there are not sufficient insurance proceeds available to cover the cost of restoration or repair, Landlord may terminate this Lease or Landlord may elect to repair or restore the Building, or applicable portion thereof so damaged or destroyed. Landlord's election to make such repairs must be evidenced by written notice to Tenant within sixty (60) days after the learning of the occurrence of the damage.

     Subject to the terms of this paragraph below, if at any time during the last eighteen (18) eighteen months of the Lease Term there is substantial damage to the Premises and Landlord's architect's estimate of the expiration of the Restoration Period with respect to such damage is later than the date six (6) months prior to the expiration of the Lease Term, then Landlord may, notwithstanding anything to the contrary contained herein, at Landlord's option, terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within ten (10) days after the date Landlord receives the estimate of the Restoration Period from Landlord's architect. Landlord's failure to give written notice of termination of the Lease within said ten (10) day period shall be deemed Landlord's waiver of its termination right under the terms of this paragraph. Notwithstanding the terms of this paragraph above, if there is substantial damage to the Premises during the last eighteen (18) months of the Lease Term (and there are sufficient insurance proceeds available to repair or restore such damage) and Landlord's architect's estimate of the Restoration Period with respect to such damage is later than the date six (6) months prior to the expiration of the Lease Term, then, if the time within which to exercise Tenant's option to extend this Lease (as set forth in Article 34 below) has not yet expired, Tenant shall exercise such option, if it is to be exercised at all, no later than five (5) days after the date Tenant receives the estimate of the Restoration Period. If

Tenant duly exercises such option during such five (5) day period, Landlord shall, at Landlord's expense, repair such damage (to the extent of available insurance proceeds), but not Tenant's fixtures, personal property, equipment of tenant improvements, and this Lease shall continue in full force and effect. If Tenant fails to exercise such option during said five (5) day period, then Landlord may at Landlord's option terminate this Lease effective as of the date of the damage by giving written notice to Tenant of Landlord's election to do so within ten (10) days following the date Landlord receives the estimate of the Restoration Period from Landlord's architect.

     Notwithstanding the foregoing, if Landlord's architect estimates that the Restoration Period will be longer than one hundred eighty (180) days from the date Landlord receives building permits for the repair and restoration, Tenant shall have the right to terminate this Lease by giving Landlord written notice of such termination within ten (10) days after the date Tenant receives the estimate of the Restoration Period from Landlord's architect. Tenant's failure to give written notice of termination of the Lease within said ten (10) day period shall be deemed Tenant's waiver of its termination right and election to permit Landlord to restore the Premises in accordance with this Article 16. Except as provided in this Article 16, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from such damage or destruction or the making of any repairs, alterations or improvements in accordance with this
Section in or to any portion of the Project or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant understands that Landlord will not carry insurance of any kind for Tenant's furniture, furnishings, fixtures or equipment, and that Landlord shall not be obligated to repair any damage thereto or replace the same. With respect to any damage which Landlord is obligated to repair or elects to repair, Tenant, as a material inducement to Landlord entering into this Lease, irrevocably waives and releases its rights under the provisions of Sections 1932(2) and 1933(4) of the California Civil Code.

                                   ARTICLE 17
                                 SUBORDINATION

     Subject to the terms and conditions of this Article, this Lease is subject and subordinate to any mortgage or deed of trust that may now or hereafter encumber the Project, and to all renewals, modifications, consolidations, replacements, and extensions thereof. In addition, subject to the terms and conditions of this Article 17, Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all ground or underlying leases, mortgages or deeds of trust which may hereafter be executed covering the Premises or the Project or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided, however, that any such ground lessor, beneficiary or mortgagee agrees in its subordination, non-disturbance and attornment agreement reasonably acceptable to Tenant ("SNDA") not to disturb Tenant as long as no Event of Default is continuing under this Lease and to recognize all of Tenant's rights under this Lease. Subject to the foregoing, the SNDA shall provide, without limitation, that such ground lessor, beneficiary or mortgagee shall not (i) be bound by any payment of rent or additional rent for more than one (1) month in advance, except advance rental payments expressly provided in this Lease; (ii) any modification to this Lease made without the written consent of such mortgagee or beneficiary or such successor-in-interest; (iii) be liable for any act or omission of Landlord; or
(iv) be subject to any offset or defense arising prior to the date such ground lessor terminates Landlord's leasehold estate or such mortgagee or beneficiary acquires title to the Project as applicable. Tenant agrees to execute and deliver to Landlord the SNDA from Landlord's ground lessor, beneficiary or mortgagee within fifteen (15) days after receipt thereof from Landlord. If any such mortgagee or beneficiary elects to make this Lease superior to such mortgage or deed of trust, Tenant shall, within fifteen (15) days after Landlord's request, execute any certificate or instrument in reasonable form confirming the same. In the event of the enforcement by the mortgagee or beneficiary under any such mortgage or deed of trust of the remedies provided for by law or by such mortgage or deed of trust, Tenant will, at the option of any person or party succeeding to the interest of Landlord as a result of such enforcement, attorn to and automatically become the Tenant of such successor-in-interest without change in the terms or other provisions of this Lease; provided, however, that such successor-in-interest shall recognize all of Tenant's rights under this Lease, and shall not be bound by (a) any payment of rent or additional rent for more than one (1) month in advance, except advance rental payments expressly provided for in this Lease; (b) any modification to this Lease made without the written consent of such mortgagee or beneficiary or such successor-in-interest; (c) liable for any act or omission of Landlord; or
(d) subject to any offset or defense arising prior to the date such successor-in-interest acquired title to the Project or Building. Upon request by any mortgagee or beneficiary, Tenant shall execute and deliver an instrument or instruments confirming the attornment provided for herein.


                                   ARTICLE 18
                                 EMINENT DOMAIN

     If the whole of the Premises or so much thereof as to render the balance unusable by Tenant shall be taken under power of eminent domain, or is sold, transferred or conveyed in lieu thereof, this Lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, at Landlord's option. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for relocation costs, the taking of personal property and fixtures belonging to Tenant and removable by Tenant at the expiration of the term hereof as provided hereunder or for the interruption of, or damage to, Tenant's business. In the event of a partial taking, or a sale, transfer or conveyance in lieu thereof, which does not result in a termination of this Lease, the rent shall be apportioned according to the ratio that the part of the Premises remaining useable by Tenant bears to the total area of the Premises.


                                   ARTICLE 19
                                    DEFAULT

     19.1 Event of Default. Each of the following acts or omissions of Tenant or of any guarantor of Tenant's performance hereunder, or occurrences, shall constitute an "Even of Default":

          (a) Failure or refusal to pay Basic Rental, Additional Rent [Article 3] or any other amount provided hereunder within three (3) calendar days after written notice from Landlord that the same is delinquent; provided, however, that if Landlord gives Tenant written notice of Tenant's failure to pay Basic Rental, Additional Rent or any other amount provided hereunder twice in any calendar year, then no further notice of any delinquency by Tenant in making any such payment shall be required for the balance of such calendar year and Tenant's failure to pay Basic Rental, Additional Rent or any other sum due under this Lease within three (3) calendar days after the same becomes due or payable during the remainder of such calendar year shall be an Event of Default;

          (b) Failure to perform or observe any other covenant or condition of this Lease to be performed or observed within thirty (30) days following written notice to Tenant of such failure; provided, however, if such failure cannot reasonably be cured within said thirty (30) day period, Tenant shall have such additional time as may be reasonably necessary to cure such failure so long as Tenant diligently commences the performance or observance of such covenant or condition within said thirty (30) day period and thereafter diligently prosecutes such performance to completion;

          (c) Abandonment of the Premises or any significant portion thereof;

          (d) The taking in execution or by similar process or law (other than by eminent domain) of the estate hereby created;

          (e) To the extent permitted by law, the filing by Tenant or any guarantor hereunder in any court pursuant to any statute of a petition in bankruptcy or insolvency or for reorganization or arrangement of for the appointment of a receiver of all or a portion of Tenant's property; the filing against Tenant or any guarantor hereunder of any such petition, or the commencement of a proceeding for the appointment of a trustee, receiver or liquidator for Tenant, or for any guarantor hereunder, or of any of the property of either, or a proceeding by any governmental authority for the dissolution or liquidation of Tenant or any guarantor hereunder, if such proceeding shall not be dismissed or trusteeship discontinued within thirty
(30) days after commencement of such proceeding or the appointment of such trustee or receiver; or the making by Tenant or any guarantor hereunder of an assignment for the benefit of creditors. Tenant hereby stipulates to the lifting of the automatic stay in effect and relief from such stay for Landlord in the event Tenant files a petition under the United States Bankruptcy laws, for the purpose of Landlord pursuing its rights and remedies against Tenant and/or a guarantor of this Lease;

          (f) Tenant's failure to cause to be released any mechanics' liens filed against the Premises or Project, or to obtain and record a release bond removing, any such mechanics' liens, within twenty (20) days after the date the same shall have been filed or recorded; and

          (g) The occurrence of any event defined elsewhere in this Lease as an Event of Default.

     19.2 Default by Landlord. Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter diligently prosecute the same to completion. Notwithstanding any other provision of this Lease, in no event shall Landlord be liable to Tenant for consequential damages, or loss of or interference with Tenant's business, including without limitation lost profits.

                                   ARTICLE 20
                                    REMEDIES

         (a) In the event of an Event of Default as provided in Article 19.1 hereof, Landlord may exercise any or all of its remedies as may be permitted by law, including but not limited to the remedy provided by Section 1951.4 of the California Civil Code, and including, terminating this Lease, reentering the Premises and removing all persons and property therefrom, which property may be stored by Landlord at a warehouse or elsewhere at the risk, expense and for the account of Tenant. If Landlord elects to terminate this Lease, Landlord shall be entitled to recover from Tenant the aggregate of all amounts permitted by law, including but not limited to, the cost of recovering the Premises and including
(i) the worth at the time of award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of events would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in (i) and (ii) above is computed by allowing interest at the rate of ten percent (10%) per annum. The "worth at the time of award" of the amount referred to in (iii) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Further, Tenant shall be liable for all unamortized leasing commissions, if any, paid by or owing by Landlord arising from this Lease and any extensions thereof.

         (b) Nothing in this Article 20 shall be deemed to affect Landlord's right to indemnification for liability or liabilities arising prior to the termination of this Lease for personal injuries or property damage under the indemnification clause or clauses contained in this Lease.

         (c) Notwithstanding anything to the contrary set forth herein, Landlord's re-entry to perform acts of maintenance or preservation of or in connection with efforts to relet the Premises or any portion thereof, or the appointment of a receiver upon Landlord's initiative to protect Landlord's interest under this Lease shall not terminate Tenant's right to possession of the Premises or any portion thereof and, until Landlord does elect to terminate this Lease, this Lease shall continue in full force and effect and Landlord shall enforce all of Landlord's rights and remedies hereunder including, without limitation, the right to recover from Tenant as it becomes due hereunder all Basic Rental, Additional Rent and other charges required to be paid by Tenant under the terms hereof.

         (d) All rights, powers and remedies of Landlord hereunder and under any other agreement now or hereafter in force between Landlord and Tenant shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Landlord by law, and the exercise of one or more rights or remedies shall not impair Landlord's right to exercise any other right of remedy.

         (e) Any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at the lower of eighteen percent (18%) per annum or the maximum lawful rate of interest from the due date until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease. In addition to such interest: (a) if Basic Rental, Additional Rent or any other amount payable by Tenant to Landlord is not paid within ten (10) days after the same is due, a late charge equal to five percent (5%) of the amount overdue shall be assessed and shall accrue for each calendar month or part thereof until such rental, including the late charge, is paid in full, which late charge Tenant hereby agrees is a reasonable estimate of the damages Landlord shall suffer as a result of Tenant's late payment and (b) an additional charge of Twenty-five Dollars ($25) shall be assessed for any check given to Landlord by or on behalf of Tenant which is not honored by the drawee thereof; which damages include Landlord's additional administrative and other costs associated with such late payment and unsatisfied checks and the parties agree that it would be impracticable or extremely difficult to fix Landlord's actual damage in such event. Such charges for interest and late payments and unsatisfied checks are separate and cumulative and are in addition to and shall not diminish or represent a substitute for any or all of Landlord's rights or remedies under any other provision of this Lease.

         (f) Tenant shall be liable for any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom.

                                   ARTICLE 21
                        TRANSFER OF LANDLORD's INTEREST

         Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Project and any other property referred to herein, and in such event and upon such transfer (any such transferee to have the benefit of, and be subject to, the rights and obligations of Landlord hereunder), Landlord shall be released from any further obligations hereunder and Tenant agrees to look solely to such successor-in-interest of Landlord for the performance of such obligations.

                                   ARTICLE 22
                                    BROKERS

         Each party represents and warrants to the other party that it has not had dealings in any manner with any real estate broker, finder or other person with respect to the Premises and the negotiation and execution of this Lease. Landlord and Tenant each hereby agrees to indemnify, defend and hold the other harmless from and against any brokerage commission or fee, obligation, claim or damage (including attorneys' fees) paid or incurred respecting any broker claiming through it or with which/whom it has or has purportedly dealt. Landlord and Tenant agree that, except as Landlord may have otherwise expressly agreed in writing, Landlord shall not be obligated to pay any broker leasing commissions, consulting fees, finder fees or any other fees or commissions arising out of or relating to any extension or renewal of the Lease Term or to any expansion or relocation of the Premises at any time. The indemnity, defense and hold harmless obligations set forth in this Article 22 shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 23
                                    PARKING

         During the Lease Term, Tenant shall be entitled to use of the number of unreserved parking spaces set forth in Article 1.9 of the Basic Lease Provisions. Such parking shall be free of charge and otherwise available upon terms and conditions to be reasonably established from time to time by Landlord or Landlord's operator of such parking facilities. Tenant agrees not to overburden the parking facility and agrees to cooperate with Landlord's other tenants in the use of the parking facilities. Landlord reserves the right to determine, in its reasonable discretion, whether the parking facilities are becoming overburdened and allocate assigned parking spaces among Tenant and the other tenants. All visitor parking shall be in parking areas designated by Landlord upon terms and conditions to be reasonably established from time to time by Landlord or Landlord's operator of such parking facilities. Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of the parking area and common areas of the Project, to construct or install improvements therein or thereon and/or to temporarily close all or any portion of the same to the extent required to prevent a dedication thereof, or the accrual of rights of any person or public therein; provided, however, in doing so, Landlord shall use reasonable efforts to minimize any material interference with the parking rights granted to Tenant pursuant to this Article 23.

                                   ARTICLE 24
                                     WAIVER

         No waiver by Landlord or Tenant of any provision of this Lease shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by the other of the same or any other provision. No provision of this Lease may be waived, except by an instrument in writing executed by the waiving party. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant, whether or not similar to the act so consented to or approved. No act or thing done by Landlord or Landlord's agents during the Lease Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord. Any payment by Tenant or receipt by Landlord of an amount less than the total amount then due hereunder shall be deemed to be in partial payment only thereof and not a waiver of the balance due or an accord and satisfaction, notwithstanding any statement or endorsement to the contrary on any check or any other instrument delivered concurrently therewith or in reference thereto. Accordingly Landlord may accept any such amount and negotiate any such check without prejudice to Landlord's right to recover all balances due and owing and to pursue its other rights against Tenant under this Lease, regardless of whether Landlord makes any notation on such instrument of payment or otherwise notifies Tenant that such acceptance or negotiation is without prejudice to Landlord's rights.

                                   ARTICLE 25
                              ESTOPPEL CERTIFICATE

     Landlord and Tenant shall, at any time and from time to time, upon not less than ten (10) days' prior written notice from the other party, execute, acknowledge and deliver a statement in writing certifying the following information, (but not limited to the following information in the event further information is reasonably requested): (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as modified, is in full force and effect); (ii) the dates to which the rental and other charges are paid in advance, if any;
(iii) the amount of the Security Deposit; (iv) acknowledging that there are not, to the signatory's knowledge, any uncured defaults on the part of the other party hereunder, and no events or conditions then in which, with the existence passage of time or notice or both, would constitute a default on the part of the other party hereunder, or specifying such defaults, events or conditions, if any are claimed; and (v) such other information regarding the Lease as may be reasonably requested. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Project or Tenant's stock or of any property of Tenant. Failure upon reasonable request to deliver such statement within such time shall, at the option of the requesting party, constitute a default under this Lease. Furthermore, the failure to deliver such statement within such time shall constitute an admission that all statements contained therein are true and correct. The parties agree to execute all documents required in accordance with this Article 25 within ten (10) days after delivery of said documents.

                                   ARTICLE 26
                             LIABILITY OF LANDLORD

     The liability of Landlord, any agent of Landlord, or any of the respective officers, directors, shareholders, or employees to Tenant for or in respect of any default by Landlord under the terms of this Lease or in respect of any other claim or cause of action shall be limited to the interest of Landlord in the Project. Tenant agrees to look solely to Landlord's interest in the Project for the recovery and satisfaction of any judgment against Landlord, and any agent of the Landlord, or any of their respective officers, directors, shareholders and employees.

                                   ARTICLE 27
                             INTENTIONALLY OMITTED.

                                   ARTICLE 28
                              HAZARDOUS MATERIALS

     28.1 Environmental Law Compliance. During the Lease Term, Tenant shall comply with all Environmental Laws and Environmental Permits (each as defined in Article 28.4 hereof) applicable to the operation or use of the Premises, will cause all other persons occupying or using the Premises to comply with all such Environmental Laws and Environmental Permits, and will immediately pay or cause to be paid all costs and expenses incurred by reason of such compliance.

     28.2 Prohibition. Tenant shall not generate, use, treat, store, handle, release or dispose of, or permit its Representatives to generate, use, treat, store, handle, release or dispose of Hazardous Materials (as defined in Article
28.4 hereof) on the Premises, or the Project, or transport or permit its Representatives to transport any Hazardous Materials to or from the Premises or the Project except for de minimus quantities of Hazardous Materials found in common office and cleaning products and required in connection with the routine operation and maintenance of the Premises, and then only in compliance with all applicable Environmental Laws and Environmental Permits.

     28.3 Indemnity. Tenant agrees to defend, indemnify and hold harmless Landlord from and against all obligations (including removal and remedial actions), losses, claims, suits, judgments, liabilities, penalties, damages (including consequential and punitive damages), costs and expenses (including attorneys' and consultants' fees and expenses) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against Landlord directly or indirectly based on, or arising or resulting from the presence, use, storage, disposal, transportation, emission or treatment of Hazardous Materials on the Project which is released, discharged, spilled, disposed of, used or emitted by Tenant or Tenant's Representatives; provided, however, the foregoing indemnity shall not apply with respect to Hazardous Materials present on the Project which were not introduced to, released, discharged or disposed of by Tenant or its Representatives. The provisions of this Article 28 shall survive the expiration or sooner termination of this Lease.

     28.4 Definitions. As used herein, the following terms shall have the following meanings: "Hazardous Materials" means (i) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and radon gas; (ii) any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any applicable Environmental Law; and (iii) any other substance exposure to which is regulated by any governmental authority. "Environmental Law(s)" means any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq.; the Clean Water Act, 33 U.S.C. Sections 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq.; the Clean Air Act, 42 U.S.C. Sections 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. Sections 300f et seq.; the Atomic Energy Act, 42 U.S.C. Sections 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136 et seq.; the Occupational Safety and Health Act, 29 U.S.C. Sections 651 et seq. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations, proceedings, consent orders or consent agreements arising under or relating to any Environmental Law or Environmental Permit, including without limitation (i) any and all Environmental Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Environmental Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment as a consequence of Hazardous Materials. "Environmental Permits" means all permits, approvals, identification numbers, licenses and other authorizations required under any applicable Environmental Law.

                                   ARTICLE 29
                   SURRENDER OF PREMISES, REMOVAL OF PROPERTY

     29.1 No Merger. The voluntary or other surrender of this Lease by Tenant to Landlord, or a mutual termination hereof, shall not work a merger, and shall at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies affecting the Premises.

     29.2 Surrender. Upon the expiration of the Lease Term, or within forty-eight (48) hours after a termination by reason of an Event of Default, or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in as good order and condition as the same are now and hereafter may be improved by Landlord or Tenant, reasonable wear and tear and repairs which are Landlord's obligation (including repairs resulting from casualty and/or condemnation) excepted, and shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, all furniture, equipment, business and trade fixtures, free-standing cabinet work, moveable partitioning and other articles of personal property owned by Tenant or installed or placed by Tenant at its own expense in the Premises, and all similar articles of any other persons claiming under Tenant unless Landlord exercises its option to have any subleases or subtenancies assigned to it, and Tenant shall repair all damage to the Premises resulting from the installation and removal of such items to be removed and restore such areas to the condition that existed prior to the installation thereof in accordance with all applicable laws, statutes, building codes and regulations in effect as of the date of such repair and restoration.

     29.3 Disposition of Personal Property. Whenever Landlord shall reenter the Premises as provided in Article 12 hereof, or as otherwise provided in this Lease, any property of Tenant not removed by Tenant upon the expiration of the Lease Term (or within forty-eight (48) hours after a termination by reason of an Event of Default), as provided in this Lease, shall be considered abandoned and Landlord may remove any or all of such items and dispose of the same in any manner permitted by applicable law or store the same in a public warehouse or elsewhere for the account and at the expense and risk of Tenant, and if Tenant shall fail to pay the cost of storing any such property after it has been stored for a period of ninety (90) days or more, Landlord may sell any or all of such property at public or private sale, in such manner and at such times and places as are permitted pursuant to applicable law and as Landlord, in its sole discretion, may deem proper, without notice or to demand upon Tenant (except as required by applicable law), for the payment of all or any part of such charges or the removal of any such property, and shall apply the proceeds of such sale: first, to the cost and expense of such sale, including reasonable attorneys' fees for service rendered; second, to the payment of the cost of or charges for storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.

     29.4 Removal of Alterations. All fixtures, equipment, alterations, additions, improvements and/or appurtenances attached to or built into the Premises prior to or during the Lease Term, at the expense of Landlord (including, without limitation, the Lighting) shall be and remain part of the Premises and shall not be removed by Tenant at the end of the Lease Term. All fixtures, equipment, alterations, additions, improvements and/or appurtenances attached to or built into the Premises prior to or during the Lease Term at the expense of Tenant shall be and remain the property of Tenant ("Tenant's Equipment/Fixtures"). Tenant may remove any or all of Tenant's Equipment/Fixtures and restore the affected portion of the Premises at anytime during the Lease Term so long as such removal and restoration does not affect the structure of the Building or Building Systems and the same is performed in accordance with all of the terms and conditions of this Lease. Notwithstanding the foregoing, upon the expiration (or earlier termination) of the Lease Term, Tenant shall remove any or all of Tenant's Equipment/Fixtures required by Landlord to be removed pursuant to the provisions of Article 9.3 above. Such fixtures, equipment, alterations, additions, improvements and/or appurtenances shall include but not be limited to: all floor coverings, drapes, paneling, built-in cabinetry, molding, doors, vaults (including vault doors), plumbing systems, electrical systems, lighting systems, silencing equipment, communication systems, all fixtures and outlets for the systems mentioned above and for all telephone, radio, telegraph and television purposes, and any special flooring or ceiling installations. Landlord hereby agrees and acknowledges that Landlord shall have no lien whatsoever in any item of Tenant's Equipment/Fixtures located in the Premises or otherwise and Landlord hereby waives any right to claim any such lien on Tenant's Equipment/Fixtures. Within thirty (30) days after Tenant's written request, Landlord shall execute a Landlord's lien waiver in form prepared by Landlord evidencing Landlord's waiver of any right, title, lien or interest in Tenant's Equipment/Fixtures.

                                   ARTICLE 30
                                 MISCELLANEOUS


     30.1 Mortgage Protection. Upon any default on the part of Landlord, Tenant shall give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which in no event shall be less than ninety (90) days), including time to obtain possession of the Premises by power of sale or judicial foreclosure if such should prove necessary to effect a cure. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of monthly rent (which shall not include the cash Security Deposit) more than one (1) month in advance without the prior written consent of each such lender. Tenant waives the collection of the cash Security Deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s) deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the cash Security Deposit. Tenant agrees to make (and Landlord agrees that Tenant may make) all payments under the Lease to the lender with the most senior encumbrance upon receiving direction from Landlord or such lender, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord and any such payment shall be deemed to have fulfilled the obligation to make such payment to the Landlord under the terms of this Lease.

     30.2 Recording. Neither Landlord nor Tenant shall record this Lease or a short form memorandum thereof without the consent of the other.

     30.3 Financial Statements. At any time during the Lease Term, Tenant shall, upon ten (10) days' prior written notice from Landlord in connection with a proposed sale or financing of the Project, provide Landlord with a current financial statement and financial statements of the two (2) years prior to the year of the current financial statement. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

     30.4 Entire Agreement. This Lease and the Exhibits constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or supplemented except by an agreement in writing signed by the parties hereto or their successor in interest. This Lease shall be governed by and construed in accordance with the laws of the State of California.

     30.5  Attorneys' Fees.

           (a) If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of or under this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum of attorneys' fees in such suit and such attorneys' fees shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

           (b) Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to indemnify, defend and hold Landlord harmless from any judgment, claim or liability rendered against Landlord or the Premises or any part thereof and from all costs and expenses, including reasonable attorneys' fees incurred by Landlord in connection with such litigation. The indemnity, defense and hold harmless obligations of Tenant set forth in this Article 30 shall survive the expiration or earlier termination of this Lease.

           (c) Reasonable attorneys' fees shall include fees for services rendered prior to the commencement of any such action or litigation and, when legal services are rendered by an attorney at law who is an employee of a party, shall be determined as to amount, including overhead, by consideration of the same factors, including but not limited by, the importance of the matter, time applied, difficulty and results, as are considered when an attorney not in the employ of a party is engaged to render such service.

     30.6 Time of Essence. Time is of the essence with respect to the performance of every provision of this Lease.

     30.7 Headings. The article headings contained in this Lease are for convenience only and do not in any way limit or amplify any term or provision hereof. The terms "Landlord" and "Tenant" as used herein shall include the plural as well as the singular, the neuter shall include the masculine and feminine genders and the obligations herein imposed upon Tenant shall be joint and several as to each of the persons, firms or corporations of which Tenant may be composed.

     30.8 Reserved Area. Tenant hereby acknowledges and agrees that the exterior walls of the Premises and the area between the finished ceiling of the Premises and the slab of the floor of the Building thereabove have not been demised hereby and the use thereof together with the right to install, maintain, use, repair and replace pipes, ducts, conduits and wires leading through, under or above the Premises in locations and in a manner which will not materially interfere with Tenant's use of the Premises and serving other parts of the Project are hereby excepted and reserved unto Landlord.

     30.9 No Option. The submission of this Lease by Landlord, its agent or representative for examination or execution by Tenant does not constitute an option or offer to lease the Premises upon the terms and conditions contained herein or a reservation of the Premises in favor of Tenant, it being intended hereby that this Lease shall only become effective upon the execution hereof by Landlord and delivery of a fully executed counterpart hereof to Tenant.

     30.10 Use of Project Name; Improvements. Tenant shall not be allowed to use the name, picture or representation of the Project, or words to that effect, in connection with any business carried on in the Premises or otherwise (except as Tenant's address) without the prior written consent of Landlord. In the event that Landlord undertakes any additional improvements on the real property including but not limited to new construction or renovation or additions to the existing improvements, Landlord shall not be liable to Tenant for any noise, dust, vibration or interference with access to the Premises or disruption in Tenant's business caused thereby and rental hereunder shall under no circumstances be abated; provided, however, Landlord shall use reasonable efforts to conduct such construction in a manner that does not materially interfere with Tenant's use of the Premises.

     30.11 Rules and Regulations. Tenant shall observe faithfully and comply strictly with the Rules and Regulations attached to this Lease as Exhibit "B" and made a part hereof, and such other rules and regulations as Landlord may from time to time reasonably adopt for the safety, care and cleanliness of the Project, the facilities thereof, or the preservation of good order therein. Landlord shall not be liable to Tenant for violation of any such Rules and Regulations, or for the breach of any covenant or condition in any lease by any other tenant in the Project. A waiver by Landlord of any Rule or Regulation for any other tenant shall not constitute nor be deemed a waiver of the Rule or Regulation for this Tenant.

         30.12 Quiet Possession. Upon Tenant's paying the Basic Rental, Additional Rent and other sums provided hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all of the provisions of this Lease.

         30.13 Additional Rent. All amounts which Tenant is required to pay hereunder (other than Basic Rental) and all damages, costs and expenses which Landlord may incur by reason of any default by Tenant shall be deemed to be "Additional Rent" hereunder, whether or not described or designated as such. Upon Tenant's non payment of any Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for the non-payment of Basic Rental.

         30.14 Successors and Assigns. Subject to the provisions of Article 15 hereof, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

         30.15 Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal service evidenced by a signed receipt or sent by registered or certified mail, return receipt requested, addressed to Tenant at the Premises or to Landlord at the address of the place from time to time established for the payment of rent and which shall be effective upon proof of delivery. Either party may by notice to the other specify a different address for notice purposes except that, upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. A copy of all notices to be given to Landlord hereunder shall be concurrently transmitted by Tenant to such party hereafter designated by notice from Landlord to Tenant.

         30.16 Right of Landlord to Perform. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue beyond any applicable period of notice set forth in this Lease, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as is in this Lease provided. All sums so paid by Landlord and all reasonable incidental costs, together with interest thereon at the rate of ten percent (10%) per annum from the date of such payment by Landlord, shall be payable to Landlord on demand and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the rent.

         30.17 Access, Changes in Project, Facilities, Name.

               (a) Every part of the Project except the area within the inside surfaces of all walls, windows, floors, ceilings and doors bounding the Premises (including exterior building walls, core corridor walls and doors and any core corridor entrance), and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other building facilities, and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord.

               (b) Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduits within the walls, bearing columns and ceilings of the Premises.

               (c) Landlord reserves the right, without incurring any liability to Tenant therefor, to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, stairways and other improvements thereof, as it may deemed necessary or desirable.

               (d) Landlord may adopt any name for the Project and Landlord reserves the right to change the name or address of the Building at any time.

               (e) Anything to the contrary contained in this Article 30.17 notwithstanding, Landlord shall use reasonable efforts to perform any of the work, or conduct any of the activities, described or contemplated in this
Article 30.17 in a manner that does not materially interfere with Tenant's use of or access to the Premises.

         30.18 Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that
(s)he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. Concurrently with the execution of this Lease, Tenant shall provide to Landlord either (i) a copy of such resolution of the Board of Directors authorizing the execution of this Lease on behalf of such corporation, which resolution shall be duly certified by the secretary or an assistant secretary of the corporation to be a true copy of a resolution duly adopted by the Board of Directors of said corporation, or (ii) other written evidence satisfactory to Landlord showing the authority of the individuals executing this Lease on behalf of Tenant to execute this Lease and bind the corporation.

         30.19 Identification of Tenant. If more than one person executes this Lease as Tenant, (i) each of them shall be jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions and provisions of this Lease to be kept, observed and performed by Tenant, (ii) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally, and (iii) the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

     30.20 Transportation and Energy Management. Tenant shall fully comply with all present and future programs intended to manage parking, transportation, traffic, energy or any other programs affecting the Project.

     30.21 Exhibits. The Exhibits attached hereto are incorporated herein by this reference as if fully set forth herein.

     30.22 Waiver of Jury Trial. LANDLORD AND TENANT HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LEASE OR ANY DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTIES ARISING OUT OF OR RELATED IN ANY MANNER WITH THE PREMISES (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS LEASE OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS LEASE WAS FRAUDULENTLY INDUCED OR OTHERWISE VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LANDLORD TO ENTER INTO AND TO ACCEPT THIS LEASE.

                                   ARTICLE 31
                                    SIGNAGE

     Tenant shall not place any sign upon the Premises, the Building or the Project or conduct any auction thereon without Landlord's prior written consent, which consent may be withheld by Landlord in its sole and absolute discretion. The preceding to the contrary notwithstanding, during the Term of this Lease, Tenant shall continue to be entitled to (i) use one-third of the existing monument signage at the corner of the parcel upon which the Building is situated for Tenant identification purposes, (ii) place its identification signage on the glass in the lobby on the first (1st) floor of the Building, and (iii) exclusive usage of the monument signage outside of the Building (facing Great America Parkway) for identification purposes. In addition, if Tenant leases the entire third floor of the Building pursuant to the provisions of Article 32 or Article 33 below, then, (x) subject to the consent of the City of Santa Clara (and compliance with all applicable laws, rules and regulations), Tenant shall have the right to place identification signage on the Building at Tenant's sole cost, and (ii) Landlord shall reasonably cooperate with Tenant, at no cost or liability to Landlord, in Tenant's efforts to obtain identification signage on the Building provided Landlord can provide adequate signage to any third party tenant that desires to lease the second floor of the Building from Landlord. If Tenant does place such identification signage on the Building pursuant to the terms hereof, Tenant shall, at its sole cost, cause such identification signage to be removed at the expiration or earlier termination of the Lease Term and repair or restore any damage caused by such removal.

                                   ARTICLE 32
                                OPTION TO EXPAND

     Provided that (i) no Event of Default exists under this Lease, (ii) this Lease is in full force and effect, (iii) Tenant has not assigned this Lease (excluding transfers not requiring Landlord's consent hereunder) and (iv) the Expansion Area referred to below has not been leased to a third party following Tenant's failure to timely exercise its right of first refusal pursuant to
Article 33 below, then, and only then, Tenant shall have an option, pursuant to the terms and conditions of this Article 32, but subject to Landlord's rights under Article 33 below, to lease the entire third floor of the Building (the "Expansion Area"), and not a portion of such third floor. Tenant may exercise the option to lease the Expansion Area pursuant to the terms of this Article 32 at any time prior to November 1, 2002, by delivering to Landlord its irrevocable written notice of such exercise. To be valid, Tenant's exercise of its option to expand must be unqualified and unconditional, and once timely exercised, may not be rescinded by Tenant. Time is of the essence with respect to the time period during which Tenant must deliver to Landlord its written notice of exercise of the expansion option. If Tenant fails to deliver written notice of its exercise of the expansion option to Landlord prior to November 1, 2002, then the expansion option shall expire and be of no further force and effect and Landlord shall be free to lease the Expansion Area or applicable portion thereof to third parties.

     If Tenant timely exercises the expansion option, and the Expansion Area is available for lease, then Landlord shall prepare, and Landlord and Tenant shall execute, an amendment to this Lease that incorporates the Expansion Area into the Premises and subjects the Expansion Area to all of the terms and conditions of this Lease, except (i) Tenant shall not have any rights of early occupancy of the Expansion Area, (ii) the term of the Lease with respect to the Expansion Area shall commence immediately following the exercise of such expansion option and shall be coterminus with the lease of the original Premises, (iii) Tenant's Proportionate Share and number of non-exclusive parking spaces allocated to Tenant shall be adjusted based on the leasable square footage included in the Expansion Area, (iv) Tenant shall accept the Expansion Area in its "as is" condition and Landlord shall not be obligated to construct or install any tenant improvements in the Expansion Area for Tenant, nor shall Landlord be obligated to provide Tenant with any tenant improvement allowance with respect to any tenant improvements Tenant desires to construct or install in the Expansion Area, and (v) with respect to the Expansion Area only, only a portion of the monthly Basic Rental applicable to the twelfth (12th) month of the Lease Term shall be abated pursuant to the provisions of Article 3.1 above, which portion shall be in the same percentage that the number of months remaining in the first year of the Lease Term as of the date this Lease commences as to the Expansion Area bears to twelve months. Anything herein to the contrary notwithstanding, if Tenant has not timely exercised the expansion option referred to herein at the time Landlord delivers an Offer (as defined in Article 33 below) to Tenant pursuant to the terms of Article 33 below, then, if Tenant timely elects to exercise its expansion option in accordance with the terms of this Article 32 (which, for purposes of this sentence, must be within five (5) business days following the date Landlord delivers the Offer to Tenant), the Basic Rental to be paid by Tenant shall be equal to the Basic Rental set forth in the Offer (which may be less than or greater than the Basic Rental applicable to the Premises (i.e. $1.00 per square foot). Landlord and Tenant agree to execute the amendment to this Lease referred to in this paragraph within ten (10) days after the date Landlord delivers the same to Tenant. Furthermore, if Tenant has not timely exercised the expansion option referred to herein at the time Landlord delivers an Offer (as defined in Article 33 below) to Tenant pursuant to the terms of Article 33 below and if such Offer is an offer to lease the second and third floors of the Building, or all of either the second or third floors of the Building and part of the other floor, then Tenant shall have no right to exercise the expansion option in accordance with this
Article 32 (and lease only the third floor of the Building) but Tenant may exercise the right of first refusal in accordance with the terms of Article 33 and lease both the second and third floors of the Building on the terms set forth in the Offer.

                                   ARTICLE 33
                            RIGHTS OF FIRST REFUSAL

         Provided that (i) no Event of Default exists under this Lease, (ii) this Lease is in full force and effect, (iii) Tenant has not assigned this Lease (excluding transfers not requiring Landlord's consent hereunder), and (iv) Tenant has not previously exercised its expansion option referred to in Article 32 above, then, and only then, Tenant shall have a right of first refusal to lease the entire third floor of the Building, or such applicable portion thereof (hereinafter the "First Refusal Space"), pursuant to the terms and conditions set forth below. If, subject to the terms of the immediately preceding sentence, at any time prior to November 1, 2002, Landlord receives an offer to lease any portion of the third floor of the Building (and such offer is acceptable to Landlord), then Landlord shall give Tenant written notice of the terms and conditions on which such third party is willing to lease the First Refusal Space ("Offer") and Tenant shall have a right of first refusal to lease the First Refusal Space on the same terms and conditions set forth in the Offer (it being understood and agreed there shall be no abatement of monthly Basic Rental applicable to such First Refusal Space and no obligation of the Landlord to provide any tenant improvement allowance with respect to such First Refusal Space unless the same is set forth in the Offer). Tenant may exercise its right of first refusal hereunder by giving Landlord written notice of such exercise within five (5) business days after the date of Tenant's receipt of the Offer. To be valid, Tenant's exercise of such right of first refusal must be unqualified and unconditional, and once timely exercised, may not be rescinded by Tenant. Tenant's failure to give written notice of its exercise of the right of first refusal within said five (5) business day period referred to above shall be deemed Tenant's waiver of its right of first refusal to lease the First Refusal Space as provided herein. If Tenant gives timely written notice of its exercise of the right of first refusal, then Landlord shall prepare an amendment to this Lease that incorporates the First Refusal Space into the Premises or a new lease covering the First Refusal Space on the applicable terms and conditions set forth in the third party Offer and otherwise on the terms and conditions set forth in this Lease (except that Landlord shall not be obligated to furnish any tenant improvement allowance or construct or install any tenant improvements with respect to the First Refusal Space unless set forth in the third party Offer). Landlord and Tenant agree to execute an amendment to this Lease that incorporates the First Refusal Space into the Premises or a new lease covering the First Refusal Space as contemplated herein within ten (10) days after Landlord delivers the same to the Tenant. If Tenant fails to timely exercise its right of first refusal in accordance with the terms set forth above, then Tenant's right of first refusal with respect to the First Refusal Space shall be deemed terminated and Landlord shall have the unfettered right, notwithstanding the provisions of Article 32 above, to lease the First Refusal Space to any third party on terms and conditions not substantially more favorable to the proposed tenant than those set forth in the third party Offer. For purposes of this Article 33, the term

"substantially more favorable" shall mean a rental rate of less than 95% of the rental rate offered to Tenant pursuant to the third party Offer. If Landlord leases the First Refusal Space to a third party in accordance with the terms set forth above, such third party shall be deemed to lease such First Refusal Space free and clear of any rights of Tenant to such First Refusal Space and also free and clear of any right Tenant may have to expand into such First Refusal Space pursuant to the terms of Article 32 above. If, however, Landlord has not leased the First Refusal Space to a third party as provided above within ninety (90) days following the date Tenant waives its right of first refusal or the date such right of first refusal lapses without Tenant having timely exercised such right, then Tenant's right of first refusal shall revive automatically.

                                   ARTICLE 34
                          OPTION TO EXTEND LEASE TERM

         34.1 Option to Extend. Landlord hereby grants to Tenant the option to extend the Lease Term for one (1) additional period of three (3) years (the "Extended Term"), on the following terms and conditions:

              (a) The option to extend the Lease Term pursuant to this Article 34 shall be applicable only if Tenant leases the entire Building for the Extended Term and shall apply only if, as of the date of Tenant's exercise of the option to extend, (i) Tenant is leasing the entire Building from Landlord, or (ii) Tenant is leasing the entire first and three floors of the Building and the second floor will be "available for lease" (as defined below) as of the commencement of the Extended Term. If Tenant timely exercises the option to extend the Lease Term as provided below and, as of the date of such exercise, the second floor is not being leased by Landlord to a third party or any and all leases of such second floor space are scheduled to expire by their respective terms prior to the commencement of the Extended Term, then, as of the commencement date of the Extended Term, Tenant shall be deemed to have agreed to lease the entire Building, including, without limitation, the entire second floor of the Building. The second floor shall be deemed available for lease as of the commencement of the Extended Term if, as of the date of exercise of the option to extend, there exists no lease applicable to any portion of the second floor space or any and all leases of such second floor space are scheduled to expire by their respective terms prior to the commencement of the Extended Term. The preceding sentence to the contrary notwithstanding, if, at the time Tenant exercises its option to extend the Lease Term, all or a portion of the second floor space is under a lease or leases but such lease(s) is (are) scheduled to expire prior to the commencement date of the Extended Term, Landlord shall have no liability to Tenant if such tenant(s) or third party occupants occupying all or a portion of the second floor space fails to vacate such space prior to the commencement of the Extended Term and, in such event, (x) Landlord shall, at its sole cost, exercise commercially reasonable and diligent efforts to evict such tenant(s) and third party occupants from the second floor space, (y) the Extended Term shall commence on January 1, 2005 and shall expire, unless sooner terminated, on December 31, 2007 (irrespective of when Landlord delivers possession of the entire second floor to Tenant free and clear of all tenancies, leases and occupancy agreements), and (2) Landlord's and Tenant's rights and obligations (including, Tenant's obligation to pay monthly Basic Rental and Additional
Rent) with respect to that portion of the second floor space to which Landlord is unable, as of the commencement date of the Extended Term, to deliver possession to Tenant free and clear of all tenancies, leases and occupants, shall not commence until Landlord is able to deliver possession of such applicable second floor space to Tenant free and clear of all tenancies, leases and occupants.

          (b) Tenant shall give Landlord written notice of its exercise of the option to extend the Lease Term as to the entire Building for the Extended Term no earlier than nine (9) months nor later than six (6) months before the date the Lease Term would end but for said exercise. Time is of the essence. In the event Tenant exercises the option to extend the Lease Term pursuant to this
Article 34.1, such exercise shall be applicable to the entire Building only (subject to the provisions of Article 34.1(a) above).

          (c)  Tenant may not extend the Lease Term pursuant to this Article
34.1 if Tenant is in default in the performance of any of the material terms and conditions of this Lease at the time of Tenant's notice of exercise of this option, or if Tenant shall have assigned or otherwise transferred its interest in this Lease and/or the Premises, or any portion thereof, to any person or entity other than to an Affiliate of Netgear or pursuant to Article 15(g) above, whether or not Landlord's consent to such assignment or transfer has been given (unless Landlord has waived such restriction in any written consent to such assignment or subletting, which waiver may be withheld in Landlord's sole and absolute discretion). If Tenant is in default under this Lease on the date that the Extended Term is to commence, then Landlord may elect to terminate this Lease notwithstanding any notice given by Tenant of the exercise of its option to extend.

          (d) All terms and conditions of this Lease shall apply during the Extended Term, except that (i) the monthly Basic Rental for the Extended Term shall be determined in accordance with Article 34.2 below (and there shall be no abatement of monthly Basic Rental during the Extended Term unless the parties otherwise agree pursuant to the terms of Article 34.2(a) below or any abatement of monthly Basic Rental is determined to be part of the fair market rental value of the Premises pursuant to the terms of Article 34.2(b) below); provided, however, that the monthly Basic Rental for the Extended Term shall in no event be lower than the monthly Basic Rental (on a per square foot basis) payable during the initial three-year Lease Term (without regard to any abatement of monthly Basic Rental during such initial Lease Term), (ii) there shall be no further rights to extend the Lease Term, and (iii) Landlord shall have no obligation to construct any improvements on, in or around the Premises or in the Building or to provide any tenant improvement allowance.

          (e) Once Tenant delivers notice of its exercise of the option to extend the Lease Term, Tenant may not withdraw such exercise and, subject to the provisions of this Article 34.1, such notice shall operate to extend the Lease Term. Upon the extension of the Lease Term pursuant to this Article 34.1, the term "Lease Term" as used in this Lease shall thereafter include that Extended Term and the Expiration Date of the Lease shall be the expiration date of the Extended Term.

     34.2. Monthly Basic Rental During Extended Term. If Tenant elects to extend the Lease Term pursuant to Article 34.1 above, the monthly Basic Rental for the Extended Term shall be an amount equal to one hundred percent (100%) of the fair market rental value of the Project (including, without limitation, the entire Building) in relation to market conditions at the time of the extension (including, but not limited to, rental rates for comparable space with comparable tenant improvements and taking into consideration any adjustments to rent based upon direct costs (operating expenses) and taxes, and/or cost of living or other rental adjustments; the size of the space; and any other factors which affect market rental values at the time of extension), provided, that the monthly Basic Rental for the Extended Term shall in no event be lower than the monthly Basic Rental (on a per square foot basis) payable during the initial three-year Lease Term (without regard to any abatement of monthly Basic Rental during such initial Lease Term). The monthly Basic Rental for the Extended Term shall be determined as follows:

          (a) Mutual Agreement. After timely receipt by Landlord of Tenant's notice of exercise of the option to extend the Lease Term, Landlord and Tenant shall have a period of fifteen (15) days in which to agree on the monthly Basic Rental for the Project for the Extended Term. If Landlord and Tenant agree on said monthly Basic Rental during that period, they shall immediately execute an amendment to this Lease stating the monthly Basic Rental for the Project for the Extended Term. If Landlord and Tenant are unable to agree on the monthly Basic Rental for the Project for the Extended Term as aforesaid, the provisions of
Article 34.2(b) below shall apply.

          (b) Appraisal. Within ten (10) days after the expiration of the fifteen (15) day period described in Article 34.2(a) above, each party, at its cost and by giving notice to the other party, shall appoint a licensed, commercial real estate broker with at least five (5) years commercial brokerage experience in Santa Clara County, to determine the fair market rental value of the Project. If a party does not appoint such a broker within ten (10) days after the other party has given notice of the name of its broker, the single broker appointed shall be the sole broker and shall set the fair market rental value. The cost of such sole broker shall be borne equally by the parties. If two brokers are appointed by the parties as provided in this Article 34.2(b), the two brokers shall each separately determine the fair market rental value of the Project within twenty (20) days of the date the last of such two brokers is selected. In addition, during such twenty day period, the two brokers shall select a third broker meeting the qualifications above who will be required to determine which of the fair market rental valuations determined by the two original brokers is closer to the fair market rental value of the Project as determined by the third broker. If the parties cannot agree on the third broker within such twenty day period, then either of the parties to this Lease, by giving ten (10) days notice to the other party, may apply to either the presiding judge of the Superior Court of Santa Clara County is located for the selection of a third broker who meets the qualifications stated above. The two original brokers shall submit their respective valuations to the third broker in a sealed envelope within ten days following the date the third broker is selected. Once the third broker has been selected as provided above, then, as soon as practicable but in any case within twenty (20) days thereafter, the third broker shall select one of the two fair market rental valuations submitted by the two original brokers selected by the parties, which valuation shall be the one that is closer to the fair market rental value as determined by the third broker; provided, however, in no event shall 100% of the fair market rental value of the Project be less than the monthly Basic Rental (on a per square foot basis) payable by Tenant during the initial three-year Lease Term (without regard to any abatement of rent occurring with respect to three-year Lease Term, or any portion thereof). The third broker's selection shall be rendered in writing to both Landlord and Tenant and shall be final and binding upon them and shall not be subject to appeal. The party whose valuation is not chosen by the third broker shall pay the costs of the third broker. In establishing the fair market rental value, the broker or brokers shall consider the reasonable market rental value for the highest and best use for the Project (including, but not limited to, rental rates for comparable space with comparable tenant improvements and any adjustments to rent based upon direct costs (operating expenses) and taxes, and/or cost of living or other rental adjustments; and the size of the space).

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date set forth above.

                                       TENANT:

                                       NETGEAR, INC.,
                                       a Delaware corporation

                                       By: /s/ Patrick Lo
                                           ---------------------------
                                       Its: CEO/PRESIDENT
                                           ---------------------------
                                       By: /s/ Jonathan Mather
                                           ---------------------------
                                       Its: CFO/VICE PRESIDENT
                                           ---------------------------

                                       LANDLORD:

                                       DELL ASSOCIATES II-A,
                                       A California general partnership

                                       By: /s/ James D. Mair
                                           -----------------------------
                                           James D. Mair
                                       Its: General Partner
                                           -----------------------------

                                       By: /s/ W. Leslie Pelio
                                           -----------------------------
                                           W. Leslie Pelio
                                       Its: General Partner
                                           -----------------------------

                                       By: /s/ W. F. Jury
                                           -----------------------------
                                           W. F. Jury
                                       Its: General Partner

*Netgear Premises consist of entire first floor, except for Common Lobby Area (and elevators and stairway) identified hereon

[FIRST FLOOR PLAN]



                                            [SOUTH BAY DEVELOPMENT COMPANY LOGO]

4500 GREAT AMERICA PARKWAY
SANTA CLARA, CALIFORNIA

                                   EXHIBIT A

                                  EXHIBIT "B"

                             RULES AND REGULATIONS

     1. Except as otherwise expressly provided in the Lease, no sign, advertisement or notice shall be displayed, printed or affixed on or to the Premises or to the outside or inside of the Building or so as to be visible from outside the Premises or Building without Landlord's prior written consent. Landlord shall have the right to remove any non-approved sign, advertisement or notice, without notice to and at the expense of Tenant, and Landlord shall not be liable in damages for such removal. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by Landlord or by a person selected by Landlord and in a manner and style acceptable to Landlord.

     2. Tenant shall not obtain for use on the Premises ice, drinking water, waxing, cleaning, interior glass polishing, rubbish removal, towel or other similar services, or accept barbering or bootblackening, or coffee cart services, milk, soft drinks or other like services on the Premises, except from persons authorized by Landlord and at the hours and under regulations fixed by Landlord. No vending machines or machines of any description shall be installed, maintained or operated upon the Premises without Landlord's prior written consent.

     3. The sidewalks, hall, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used for any purpose other than for ingress and egress from Tenant's Premises.

     4. Toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein.

     5.   Tenant shall not overload the floor of the Premises or, subject to
Article 9.3 of the Lease, mark, drive nails (except for the hanging of pictures or other customary office art), screw or drill into the partitions, walls ceilings or floor or in any way deface the Premises.

     6. In no event shall Tenant place a load upon any floor of the Premises or portion of any such flooring exceeding the floor load per square foot of area for which such floor is designed to carry and which is allowed by law, or any machinery or equipment which shall cause excessive vibration to the Premises or noticeable vibration to any other part of the Building. Prior to bringing any heavy safes, vaults, large computers or similarly heavy equipment into the Building, Tenant shall inform Landlord in writing of the dimensions and weights thereof and shall obtain Landlord's consent thereto, which consent Landlord shall have the right to reasonably deny. Such consent shall not constitute a representation or warranty by Landlord that the safe, vault or other equipment complies, with regard to distribution of weight and/or vibration, with the provisions of this Rule 6 nor relieve Tenant from responsibility for the consequences of such noncompliance, and any such safe, vault or other equipment which Landlord reasonably determines to constitute a danger of damage to the Building or a nuisance to other Tenants, either alone or in combination with other heavy and/or vibrating objects and equipment in the Premises, shall be promptly removed by Tenant upon Landlord's written notice of such determination and demand for removal thereof.

     7. Tenant shall not use or keep in the Premises or Project any kerosene, gasoline or inflammable, explosive or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Landlord and other than as permitted pursuant to Article 28 of the Lease.

     8. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as is currently present in the Premises or as otherwise approved by Landlord.

     9. Tenant shall not install or use any blinds, shades, awnings or screens in connection with any window or door of the Premises and shall not use any drape or window covering facing any exterior glass surface other than the standard drapes, blinds or other window covering established by Landlord.

     10. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by closing drapes when the sun's rays fall directly on windows of the Premises. Tenant shall not obstruct, alter, or in any way impair the efficient operation of Landlord's heating, ventilating and air-conditioning system. Tenant shall not tamper with or change the setting of any thermostats or control valves.

     11. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Premises. Tenant shall not, without Landlord's prior written consent, occupy or permit any portion of the Premises to be occupied or used for the manufacture or sale of liquor or tobacco in any form, or a barber or manicure shop, or as an employment bureau. The Premises shall not be used for lodging or sleeping or for any improper, objectionable or immoral purpose. No auction shall be conducted on the Premises.

     12. Tenant shall not make, or permit to be made, any noises which can be heard outside of the Premises, or disturb or interfere with occupants of Building or neighboring buildings or premises or those having business with it by the use of any musical instrument, radio, phonographs or unusual noise, or in any other way.

     13. No bicycles, vehicles or animals (excepting trained seeing-eye dogs) of any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by any tenant in the Premises, except that the microwave preparation of food, coffee, tea, hot chocolate and similar items for tenants, their employees and visitors shall be permitted. No tenant shall cause or permit any unusual or objectionable odors to permeate from or throughout the Premises.

     14. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills.

     15. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanisms thereof unless Landlord is first notified thereof, gives written approval, and is furnished a key therefor. Each tenant must, upon the termination of his tenancy, give to Landlord all keys of stores, offices, or toilets or toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

     16. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's reasonable opinion, tend to impair the reputation of the Building or its desirability as an office building and upon written notice from Landlord any tenant shall refrain from and discontinue such advertising.

     17. Landlord reserves the right to control access to the Building by all persons after reasonable hours of generally recognized business days and at all hours on Sundays and legal holidays. Each tenant shall be responsible for all persons for whom he requests after hours access and shall be liable to Landlord for all acts of such persons. Landlord shall have the right from time to time to establish reasonable rules pertaining to freight elevator usage, including the allocation and reservation of such usage for tenants' initial move-in to their premises, and final departure therefrom.

     18. Any person employed by any tenant to do janitorial work shall, while in the Building and outside of the Premises, be subject to and under the control and direction of the office of the Building (but not as an agent or servant of Landlord, and the tenant shall be responsible for all acts of such persons).

     19. All doors opening on to public corridors shall be kept closed, except when being used for ingress and egress.

     20. The requirements of tenants will be attended to only upon application to the office of the Building; provided, however, that this rule shall not relieve Landlord from its duty to timely perform its obligations under the Lease in accordance therewith.

     21. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

     22. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings reasonably approved by Landlord, to absorb or prevent any vibration, noise or annoyance from being audible or perceivable outside of the Premises.

     23. No air conditioning unit or other similar apparatus shall be installed or used by any tenant without the prior written consent of Landlord, which consent shall be given or withheld by Landlord in accordance with the terms and conditions of the Lease.

     24. There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards.

     25. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord. In the event that such limits are exceeded, Landlord shall have the right to remove any lighting fixture of any fluorescent tube or bulb therein as it deems necessary and/or to charge Tenant for the cost of the additional electricity consumed.

     26. Smoking is expressly prohibited in the Premises and any and all enclosed areas within the Building or Project, including without limitation, the lobbies, restrooms and interior common areas.

     27. Parking

         (a) Automobiles must be parked entirely within the stall lines on the surface of the parking areas.

         (b) All directional signs and arrows must be observed.

         (c) Parking is prohibited in areas not striped for parking.

         (d) Parking cards or any other device or form of identification supplied by Landlord (or its operator), if applicable, shall remain the property of Landlord (or its operator). Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable or assignable and any device in the possession of an unauthorized holder will be void. There will be a replacement charge to the Tenant or person designated by Tenant of $25.00 for loss of any parking card.

         (e) Landlord (and its operator) may refuse to permit any person who violates the within rules to park in the parking area, and any violation of the rules shall subject the automobile to removal from said parking area at the parker's expense.

         (f) Every parker is required to park and lock his own automobile. All responsibility for any loss or damage to automobiles or any person property therein is assumed by the parker.

         (g) The parking area is for the sole purpose of parking one automobile per space. Washing, waxing, cleaning or servicing of any vehicles by the parker or his agents is prohibited.

         (h) Landlord (and its operator) reserves the right to refuse the issuance of monthly stickers or other parking identification devices to any of Tenant's Representatives or any other person who refuse to comply with the above Rules and Regulations and all posted and unposted City, State or Federal ordinances, laws or agreements.

         (i) Tenant agrees to acquaint all employees, and use diligent efforts to cause such employees to comply, with these Rules and Regulations.

                            FIRST AMENDMENT TO LEASE

     This First Amendment to Lease ("Amendment") is made effective as of this twenty-first (21st) day of March, 2002, by and between DELL ASSOCIATES II-A, a California general partnership ("Landlord") and NETGEAR, INC., a Delaware corporation ("Tenant").

                                    RECITALS

     A. Landlord and Tenant entered into a Standard Office Lease dated December 3, 2001 ("Lease") for those certain premises, consisting of approximately thirty-two thousand three hundred twenty-two (32,322) square feet, commonly referred to as Suite 100, on the first floor of that certain building ("Building") located at 4500 Great America Parkway, Santa Clara, California, all as more particularly described in the Lease ("Premises").

     B. Tenant wishes to lease from Landlord, and Landlord wishes to lease to Tenant, the second floor in the Building, consisting of approximately twenty-four thousand fifty (24,050) rentable square feet, on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Recitals. The Recitals set forth above are true and correct and are incorporated into the body of this Amendment as though set forth herein.

     2. Defined Terms. Except as otherwise expressly provided herein, the capitalized terms used herein shall have the meanings set forth in the Lease.

     3. Expansion Space.

          (a) Lease of Space. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain space, consisting of approximately twenty-four thousand fifty (24,050) rentable square feet, and commonly referred to as Suite 200 in that certain Building described above ("Expansion Space"). Said Expansion Space is shown cross-hatched on Exhibit "A" attached hereto and made a part hereof. Anything herein to the contrary notwithstanding, the Expansion Space does not include the elevators and stairway on the second floor of the Building. Except to the extent that such meaning would clearly be inconsistent with the terms of this Amendment, wherever the term "Premises" is used in the Lease, such term shall include the Expansion Space.

          (b) Term. The term of the Lease with respect to the Expansion Space shall commence on June 1, 2002 ("Expansion Commencement Date") and shall expire (or sooner terminate) concurrently with the expiration (or sooner termination) of the Lease of the original Premises. In the event Tenant elects, pursuant to
Article 34.1 of the Lease, to extend the term of the Lease with respect to the Project, such election shall also operate as to extend the term of the

Lease as to the Expansion Space (and the Basic Rental to be paid by Tenant during the Extended Term shall be as described in Article 34.2 of the Lease).

         (c) Improvements. Landlord agrees to construct tenant improvements in the Expansion Space ("Expansion Space TIs") in accordance with the terms and conditions set forth below:

              (i) Plans and Specifications. At any time during the term of the Lease with respect to the Expansion Space, Tenant shall prepare and deliver to Landlord preliminary plans and specifications for the Expansion Space TIs to be constructed by Landlord in the Expansion Space ("Preliminary Plans"). Within fifteen (15) days following delivery of the Preliminary Plans, Landlord shall approve such Preliminary Plans or deliver to Tenant Landlord's objections to such Preliminary Plans. Landlord shall not unreasonably withhold its approval of the Preliminary Plans. If Landlord disapproves the Preliminary Plans, then the parties shall confer and negotiate in good faith to reach agreement on the Preliminary Plans. As soon as the Preliminary Plans are approved by Landlord and Tenant, and within thirty (30) days thereafter, Tenant shall prepare final plans, specifications and working drawings for the Expansion Space TIs ("Final Plans") that are consistent with and are logical evolutions of the Preliminary Plans approved by the parties and shall deliver the same to Landlord for its approval, which approval shall not be unreasonably withheld. If Tenant's Preliminary Plans or Final Plans show work requiring a modification or change to the Building shell, Landlord shall not be deemed unreasonable if it disapproves such Preliminary Plans or Final Plans, or if it conditions its consent to such Preliminary Plans or Final Plans upon Tenant paying to Landlord, prior to the commencement of construction of the Expansion Space TIs, the full cost of modifying or changing the Building shall as required by such Preliminary Plans or Final Plans. If Landlord disapproves the Final Plans, Landlord shall notify Tenant of Landlord's objections within fifteen (15) days after receipt thereof. If Landlord disapproves the Final Plans, the parties shall confer and negotiate in good faith to reach agreement on such disapproved items. As soon as Landlord and Tenant agree upon the Final Plans, a representative of each shall sign the same. Once the Final Plans have been finally approved by Landlord and Tenant, neither Landlord nor Tenant shall have the right to order extra work or change orders with respect to the construction of the Expansion Space TIs without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. All extra work or change orders requested by either Landlord or Tenant shall be made in writing, shall specify the amount of delay or time saved resulting therefrom, and shall become effective and a part of the Final Plans once approved in writing by both parties. Landlord agrees to submit such Final Plans to the applicable governmental authority for its approval immediately following approval of the same by the parties hereto.

              (ii) Tenant Improvement Allowance. Tenant shall bear all costs of designing and constructing the Expansion Space TIs, except that Landlord shall provide a construction allowance to be applied to the costs of constructing the Expansion Space TIs in an amount, subject to reduction as provided in the paragraph below, not to exceed One Hundred Forty-four Thousand Three Hundred Dollars ($144,300.00) (the "Expansion TI Allowance"), which amount is the product obtained by multiplying Six Dollars ($6.00) per square foot by the rentable square footage of the Expansion Space. The costs of such construction shall include, without limitation, costs for preparation of the Preliminary and Final Plans and all working drawings and processing of applications for all governmental authorizations, approvals, licenses and permits; costs of obtaining building permits; fees of engineers, space planners, architects, attorneys and others providing professional or extra services in connection with the construction of the Expansion Space TIs or the supervision of the construction; all hard construction costs for the construction of the Expansion Space TIs according to the Final Plans and all approved changes thereto, including, but not limited to, all labor and supervision costs, costs of all materials and supplies used in such construction, contract price for all construction work undertaken by general contractors and subcontractors, fees, taxes or other charges levied by governmental or quasi-governmental agencies (including, public utilities) in connection with the issuance of all approvals, licenses and permits necessary to undertake construction of the Expansion Space TIs, the cost of all equipment and fixtures, if any, provided for in the Final Plans, including the cost of installation thereof, the cost of installing standard utility services (i.e. standard HVAC controls and distribution facilities, standard electrical panels, distribution facilities, wiring, fixtures, switched and receptacles) and special utility services (i.e., services other than those specified above); Landlord's general contractor's overhead and profit; and all other costs of such construction including a conditional use permit (if required) and occupancy permits. If, after completing the Expansion Space TIs in accordance with the Final Plans, the entire Expansion TI Allowance has not been applied by Landlord to the costs of completing such Expansion Space TIs, then Tenant shall not be entitled to any reduction in the payment of Basic Rental or Additional Rent under the Lease or any offset of any kind, but such unapplied portion of the Expansion TI Allowance shall be made available by Landlord to Tenant to pay, up to the amount of such undisbursed portion of the Expansion TI Allowance, for general purpose interior improvements desired to be constructed or installed by Tenant in the original Premises or Expansion Space and approved by Landlord (to the extent such improvements require the consent of Landlord under the Lease, as amended hereby). The preceding sentence to the contrary notwithstanding, Landlord shall not be obligated to make any disbursement pursuant to the terms of the immediately preceding sentence unless at the time of such request for disbursement, all of the following conditions are satisfied; (i) there shall exist no Event of Default under the Lease, as amended hereby, (ii) the Lease, as amended hereby, shall be in full force and effect, and (iii) Tenant shall have furnished to Landlord receipted bills and releases of lien rights (in statutory form or in a form otherwise reasonably satisfactory to Landlord) covering work done and/or materials furnished for which Tenant is requesting payment from the undisbursed portion of the Expansion TI Allowance.

     Anything herein to the contrary notwithstanding, Landlord shall have no obligation to pay or apply any portion of the Expansion TI Allowance to the costs of constructing the Expansion Space TIs (or any other improvements or alterations as provided in the immediately preceding paragraph) unless such Expansion Space TIs includes, without limitation, a small kitchen (and kitchen improvements) acceptable to Landlord and construction or installation of such small kitchen (and kitchen improvements) have been completed. In addition, if the Expansion Space TIs do not include the demolition of a portion of the computer room comprising part of the Expansion Space (which portion shall be acceptable to Landlord), then, anything herein to the contrary notwithstanding, the Expansion TI Allowance shall be reduced to Ninety-six Thousand Two Hundred and no/100 Dollars ($96,200,000), which amount is the product obtained by multiplying Four Dollars ($4.00) per square foot by the rentable square footage of the Expansion Space.

         In addition to the foregoing, Landlord agrees that any portion of the Allowance described in Article 8.2 of the Lease that is not used by Tenant to pay for the installation of Lighting and/or construction or installation of an additional office(s) and/or computer flooring as referred to in Article 8.1 of the Lease may, upon Tenant's written request to Landlord, be added to the Expansion TI Allowance and used for the construction or installation of the Expansion Space TIs or for general purpose interior improvements desired to be constructed or installed by Tenant in the original Premises or the Expansion Space and approved by Landlord (to the extent such improvements require the consent of Landlord under the Lease, as amended hereby).

         Anything herein to the contrary notwithstanding, in no event shall Landlord be obligated to disburse or pay any portion of the Expansion TI Allowance if an Event of Default exists under the Lease, as amended. Except as provided in this Paragraph 3(c)(ii), Landlord shall have no obligation to provide any other allowance with respect to the Expansion Space.

         (iii) Costs in Excess of the Expansion TI Allowance. Tenant shall pay all costs of constructing the Expansion Space TIs to the extent that the cost thereof exceeds the Expansion TI Allowance. Upon Landlord's acceptance of a construction bid for the Expansion Space TIs, Landlord shall notify Tenant in writing of the estimated amount of such construction. Within five (5) business days thereafter, Tenant shall provide Landlord with a payment equal to the total estimated construction cost less the Expansion TI Allowance. If the actual costs of construction of the Expansion Space TIs exceeds the estimated construction cost, then Tenant shall pay the same to Landlord within five (5) business days following receipt of a written invoice or statement from Landlord and reasonable backup documentation evidencing such excess costs. If the actual costs of construction of the Expansion Space TIs is less than the estimated construction cost but greater than the amount of the Expansion TI Allowance, then Landlord shall refund to Tenant the difference between (i) the construction costs paid by Tenant for the Expansion Space TIs based on the construction estimate, and (ii) the actual construction costs incurred by Landlord less the Expansion TI Allowance.

         (iv) Use of Expansion TI Allowance. The entire Expansion TI Allowance is to be used, except as otherwise expressly provided in Paragraph 3(c)(ii) above, for construction of general purpose interior tenant improvements within the Expansion Space. As used herein "general purpose interior tenant improvements" shall mean and refer to interior improvements which may be of permanent improvement to the Expansion Space (e.g., permanent partitions; window, wall and floor coverings; HVAC equipment and wiring; electrical distribution facilities and wiring; lighting and utility fixtures); and shall not mean and include any "special purpose improvements" needed by Tenant for the conduct of its business or which might not be a permanent improvement to the Premises (e.g., demountable partitions, trade fixtures or furniture of Tenant, special security requirements). In determining whether any interior improvement is a "general purpose interior tenant improvement" or a "special purpose improvement", the parties shall take into account the kind, quality, and amount of such improvements, their location in the Expansion Space, and their relationship to the other improvements. Landlord agrees that no portion of the Expansion TI Allowance is to be used to pay for costs of cleaning up or remediating any hazardous or toxic materials, if any, in the Expansion Space or anywhere else in, on or under the Project. In addition, no portion of the Expansion TI Allowance is to be used to pay for any of the work described in Paragraph 8 below. Landlord further agrees that if the construction of the Expansion Space TIs, or any portion of the same, triggers compliance with the Americans With Disabilities Act and/or the regulations promulgated thereunder ("ADA"), then Landlord shall
(i) separate the scope of work allocable to such ADA compliance from the balance of the Expansion Space TI work, (ii) cause such ADA compliance work to be completed at Landlord's sole cost, and (iii) not apply any portion of the Expansion TI Allowance to pay such costs of complying with ADA.

          (v) Timing. Promptly following the date the Final Plans are approved, Landlord has retained a general contractor to construct the Expansion Space TIs, Landlord has obtained a bid (acceptable to Landlord) from such general contractor for the costs of constructing the Expansion Space TIs and Landlord has obtained all permits necessary to construct the Expansion Space TIs, Landlord shall cause the construction of the Expansion Space TIs to commence and shall diligently prosecute such work to completion. Tenant acknowledges that the general contractor selected by Landlord to commence and complete the Expansion Space TIs may, in Landlord's sole discretion, be South Bay Construction Company, and Tenant has no objection to Landlord hiring South Bay Construction Company to commence and complete the Expansion Space TIs. The parties hereto acknowledge that Tenant's employees may be operating in or occupying the Expansion Space during the build out of the Expansion Space TIs; however, Tenant agrees that its business operations and occupancy shall not interfere in any manner with the completion of the Expansion Space TIs. Any occupancy or use of the Expansion Space by Tenant, its agents, contractors, and employees, during the construction of the Expansion Space TIs shall be at the sole risk of Tenant, and Tenant hereby releases Landlord, its agents, employees, contractors and subcontractors, from any and all liability, cost, damage, expense, and claim for injury (including bodily injury, death, or property damage) (collectively "Claims") incurred or suffered by Tenant in or about the Expansion Space during the construction of the Expansion Space TIs.

          (vi) Inspection and Acceptance. Upon substantial completion of the Expansion Space TIs to be constructed by Landlord, Landlord shall notify Tenant of such completion and request a walk-through inspection of the Expansion Space TIs by Tenant not later than five (5) working days after Tenant's receipt of such notice. Not later than two (2) working days following the date of such inspection, and provided that all Expansion Space TIs have been completed in accordance with the approved Final Plans, Tenant shall provide to Landlord a written statement formally accepting the Expansion Space TIs, subject to prompt completion by Landlord of such minor "punchlist" items specified in such statement as do not materially impair Tenant's use or occupancy of the Expansion Space. If Tenant fails to conduct such inspection or to provide the statement of acceptance within the time periods herein stated, Tenant shall be deemed to have accepted the Expansion Space TIs as of that date which is five (5) working days after Tenant's receipt of Landlord's notice of substantial completion.

          (d) Rent. Tenant shall pay to Landlord as monthly Basic Rental for the Expansion Space ("Expansion Space Rent"), in advance, on the first day of each calendar month, commencing on the Expansion Commencement Date (as defined in Paragraph 3(b) above) and continuing through December 31, 2004, the following amounts:

Months Following Expansion Commencement Date      Monthly Installments
--------------------------------------------      --------------------
     06/01/02-5/31/03                                  $17,630.00
     06/01/03-5/31/04                                  $18,511.50
     06/01/04-12/31/04                                 $19,393.00

Notwithstanding the provisions of Article 1.4 and Article 3.1 of the Lease, there shall be no abatement of the monthly Expansion Space Rent for the twelfth, twenty-fifth and/or thirty-sixth months of the Lease Term (or the twelfth, twenty-fifth or thirty-sixth months of the term of the Lease as to the Expansion Space).

          (e) Other Terms. All other terms and conditions of the Lease shall apply to the Expansion Space unless inconsistent with the terms of this Amendment.

     4. Prepaid Rent. Concurrently with the execution of this Amendment, Tenant shall pay to Landlord the sum of Seventeen Thousand Six Hundred Thirty Dollars ($17,630.00), which is to be credited against the first months' Expansion Space Rent due under this Amendment.

     5. Additional Parking Spaces. Effective as of the Expansion Commencement Date, Article 1.9 is amended to provide that the number of unreserved parking spaces allocated for Tenant's use during the term of the Lease is two hundred two (202) parking spaces.

     6. Tenant's Proportionate Share. Effective on the Expansion Commencement Date, Tenant's Proportionate Share as described in Article 1.5 shall be increased to seventy-five and thirty-seven hundredths percent (75.37%).

     7. Surrender of Portion of Original Premises. On or before the Expansion Commencement Date, Tenant agrees to vacate that portion of the original Premises, consisting of approximately six hundred (600) rentable square feet as shown on the floor plan attached hereto as Exhibit A (the "Relinquished First Floor Space"), and to remove all of its personal property, furniture and furnishings from such Relinquished First Floor Space. On or before the later of
(i) the Expansion Commencement Date, or (ii) the date Tenant has vacated the Relinquished First Floor Space and removed all of Tenant's personal property, furniture and furnishings from the Relinquished First Floor Space, (x) the Premises (as defined in the original Lease) shall be deemed to consist of the Premises referred to in the original Lease less the Relinquished First Floor Space. (y) Article 1.3 of the original Lease shall be deemed amended to provide that the Rentable Square Footage of the Premises (after deducting the approximately 600 rentable square feet referred to above) is approximately thirty-one thousand seven hundred twenty-two (31,722) rentable square feet, and
(2) the Basic Rental applicable to such original Premises less the

Relinquished First Floor Space shall be equal to Thirty-one Thousand Seven Hundred Twenty-two and no/100 Dollars ($31,722.00) per month through the balance of the initial Term of the Lease (except that the monthly Basic Rental applicable to such original Premises less the Relinquished First Floor Space for the twelfth (12th), twenty-fifth (25th) and thirty-sixth (36th) months of the initial Lease Term shall be abated as provided in Article 3.1 of the original Lease).

     8. Remodeling and Repair of Elevators. Landlord agrees that promptly following the execution of this Amendment, Landlord shall, at its sole cost, commence and then diligently complete (i) the remodeling of the elevators servicing the Building, which remodeling shall include, the installation of new carpeting, paneling and lighting in such elevators, and (ii) any repairs to the elevators necessary to place such elevators in good operating condition.

     9. Signage. Subject to the consent of the City of Santa Clara (and compliance with all applicable laws, rules and regulations) and the consent of Landlord (which consent of Landlord shall not be unreasonably withheld), Tenant shall have the right, at Tenant's sole cost, to place identification signage on the sides of the Building facing Great America Parkway and Patrick Henry Drive. Landlord shall reasonably cooperate with Tenant, at no cost or liability to Landlord, in Tenant's efforts to obtain such identification signage on the Building provided Landlord can provide adequate signage to any third party tenant that desires to lease the third floor of the Building from Landlord. If Tenant does place such identification signage on the Building pursuant to the terms hereof, Tenant shall, at its sole cost, cause such identification signage on the Building to be removed at the expiration or earlier termination of the Lease Term and repair or restore any damage caused by such removal.

     10. Commissions. Landlord hereby represents and warrants to Tenant that it has not retained or worked with any broker or finder in connection with the negotiation of this Amendment and/or the consummation of the transaction contemplated hereby. Tenant hereby represents and warrants to Landlord that it has not retained or worked with any broker or finder in connection with the negotiation of this Amendment and/or the consummation of the transaction contemplated hereby. Landlord and Tenant do each hereby agree to indemnify, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any broker, finder or other similar party by reason of any dealings or actions of the indemnifying party, including any costs, expenses and/or attorneys' fees reasonably incurred with respect thereto. The obligation to indemnify, defend and hold harmless as set forth in the immediately preceding sentence shall survive the termination of the Lease.

     11. Lease Terms. Except as otherwise modified herein, the terms and conditions of the Lease shall remain unmodified and in full force and effect. In the event of any conflict or inconsistency between the terms of this Amendment and the terms of the original Lease, the terms of this Amendment shall control.

     12. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

                                        LANDLORD:

                                        DELL ASSOCIATES II-A,
                                        a California general partnership

                                        By:  /s/ James D. Mair
                                             ___________________________
                                             James D. Mair
                                        Its: General Partner

                                        By:  /s/ W. Leslie Pelio
                                             ___________________________
                                             W. Leslie Pelio
                                        Its: General Partner


                                        By:  /s/ W.F. Jury
                                             ___________________________
                                             W.F. Jury
                                        Its: General Partner


                                        TENANT:

                                        NETGEAR, INC.,
                                        a Delaware corporation

                                        By:  /s/ Patrick C.S. Lo
                                             ___________________________
                                        Its: Chairman & CEO

                                        By:  /s/ Mark Merrill
                                             ___________________________
                                        Its: VP Engineering



                                       8